CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.45

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

Execution Version

PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

THIS PURCHASE ORDER CONTRACT FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM (hereinafter this “Agreement”) is entered into as of April 7, 2023 (the “Effective Date”) by and between BAKER HUGHES ENERGY SERVICES LLC, a limited liability company organized and existing under the laws of the State of Delaware, with an address and place of business at 17021 Aldine Westfield Road, Houston, Texas 77073 (hereinafter the “Seller”), and VENTURE GLOBAL CP2 LNG, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with an address at 1001 19th Street North, Suite 1500, Arlington, VA 22209 (hereinafter the “Buyer”).

The Buyer and the Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Buyer intends to develop, construct and operate a liquefied natural gas (“LNG ”) export facility and terminal on a site adjacent to the Calcasieu Ship Channel, in Cameron Parish, Louisiana, south of Lake Charles, Louisiana, U.S.A. (as defined in Appendix A (General Terms & Conditions);

WHEREAS, Seller designs, engineers, fabricates and manufactures certain natural gas liquefaction equipment in Seller’s affiliated manufacturing facilities;

WHEREAS, Seller sells Liquefaction Train Systems, as defined in Appendix A (General Terms & Conditions);

WHEREAS, Buyer desires to purchase the Liquefaction Train System from Seller for deployment at the Facility, under the terms and conditions set forth herein; and

WHEREAS, Seller is providing, subject to the terms and conditions of this Agreement, an Unconditional Performance Obligation (as defined herein) with production and efficiency standards for the Liquefaction Train System forming part of the process system of the Facility.

NOW, THEREFORE, in consideration of these Recitals, the mutual covenants, promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.	SCOPE OF SUPPLY

Seller agrees to manufacture, sell and deliver the Liquefaction Train System to Buyer as set forth in Appendix C (Scope of Supply & Project Schedule) to this Agreement.

2.	PRICE AND PAYMENT

In consideration of the supply of a Liquefaction Train System as described in Appendix A (General Terms & Conditions) and Appendix C (Scope of Supply & Project Schedule), the Buyer will pay to the Seller the contract price in the increments and on the payment schedule as specified in Appendix A (General Terms & Conditions) and Appendix B (Pricing; Payment Terms & Cancellation Schedule). Termination and cancellation charges shall be as specified in Appendix A (General Terms & Conditions) and Appendix B (Pricing; Payment Terms & Cancellation Schedule).

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

3.	PERIOD OF PERFORMANCE

Seller shall complete the performance of all of its obligations set forth in Appendix A (General Terms & Conditions) and Appendix C (Scope of Supply & Project Schedule) in accordance with the activity completion and delivery schedule described in Appendix C (Scope of Supply & Project Schedule) and the terms of this Agreement. The Liquefaction Train System shall be delivered subject to the Incoterms 2020 as described in Appendix A (General Terms & Conditions) and Appendix C (Scope of Supply & Project Schedule). Buyer shall complete performance of all of its obligations set forth in Appendix A (General Terms & Conditions) and Appendix B (Pricing; Payment Terms & Cancellation Schedule) in accordance with the terms of this Agreement.

4.	TERMS AND CONDITIONS

The following terms and conditions are applicable to this Agreement. The Agreement between the Parties shall be comprised of and consists of the following documents (the “Order Documents”), each of which shall be read and construed as an integral part of the Agreement, listed in order of precedence in case of dispute:

1.	This document;

2.	Appendix A:	General Terms & Conditions;

3.	Appendix B:	Pricing; Payment Terms & Cancellation Schedule;

4.	Appendix C:	Scope of Supply & Project Schedule;

5.	Appendix D:	Form of Buyer Parent Company Guarantee;

6.	Appendix E:	Quality Assurance and Quality Control;

7.	Appendix F:	Performance Tests;

8.	Appendix G:	Approved Subcontractors;

9.	Appendix H:	Form of Seller Parent Company Guarantee

10.	Appendix I:	Form of Change Order;

11.	Appendix J:	Form of Lien Waivers and Releases;

	J-1	Seller Form of Partial Lien Waiver and Release;

	J-2	Seller Form of Final Lien Waiver and Release;

	J-3	Subcontractor Form of Partial Lien Waiver and Release;

	J-4	Subcontractor Form of Final Lien Waiver and Release;

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

12.	Appendix K:	Transportation Costs; and

13.	Appendix L:	Liquidated Damage Amounts.

14.	Appendix M:	Contract Price Adjustments

5.	LIMITED RECOURSE

Except to the extent as otherwise provided in any parent guarantee provided to Seller under this Agreement, in the event of non-performance by Buyer of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (a) any assets or properties of any of the shareholders, members or partners of the Buyer, (b) any Affiliate of Buyer or (c) any officers, directors or employees thereof, and no judgment relating to the obligations of Buyer under this Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by Seller against any shareholder, member, partner or Affiliate of Buyer or any other officer, employee or director past, present or future of the Buyer or any of its shareholders, members, partners or Affiliates. Except to the extent as otherwise provided in any parent guarantee provided to Buyer under this Agreement, in the event of non-performance by Seller of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (a) any assets or properties of any of the shareholders, members or partners of the Seller, (b) any Affiliate of Seller or (c) any officers, directors or employees thereof, and no judgment relating to the obligations of Seller under this Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by Seller against any shareholder, member, partner or Affiliate of the Seller or any other officer, employee or director past, present or future of the Seller or any of its shareholders, members, partners or Affiliates.

6.	ENTIRE AGREEMENT

The Order Documents making up the Agreement, excluding for the avoidance of doubt that certain Fourth Amended and Restated Letter of Agreement, dated as of April 7, 2023, by and between Seller and VGLNG, (as further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Letter of Agreement”), constitute and represent the entire agreement between the Parties and supersede in their entirety any and all prior agreements or understandings concerning the subject matter hereof, and no modification, amendment, revision, waiver, or other change shall be binding on either Party unless consented to in writing by the Parties or their authorized representatives. Any oral or written representation, warranty, course of dealing or trade usage not contained or referenced herein shall not be binding on either Party. Each Party agrees that it has not relied on, or been induced by, any representations of the other Party not contained in this Agreement.

7.	GOVERNING LAW; DISPUTE RESOLUTION

This Agreement shall be subject to the dispute resolution and governing law provisions as further described in Clause 20 and Clause 21 of Appendix A (General Terms & Conditions).

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

8.	INTERPRETATION

Capitalized terms used in this Agreement that are not otherwise defined shall have the meaning given in Appendix A (General Terms & Conditions) and the rules of interpretation set forth in Clause 1.2 of Appendix A (General Terms & Conditions) shall apply to this Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their authorized representatives as of the Effective Date.

SELLER:		BUYER:

BAKER HUGHES ENERGY SERVICES LLC		VENTURE GLOBAL CP2 LNG, LLC

By:	/s/ Marco Caccavale	By:	/s/ Keith Larson
Name:	Marco Caccavale	Name:	Keith Larson
Title:	President	Title:	Secretary

[Signature Page to Purchase Order Contract for the Sale of Liquefaction Train System]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX A

GENERAL TERMS & CONDITIONS

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions.

Unless otherwise defined elsewhere in the Agreement, the following terms shall have the following meanings:

“Affiliate” with respect to a Party means an entity (including without limitation any individual, corporation, partnership, limited liability company, association or trust) controlling, controlled by or under common control with that Party. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management of policies of such Party, whether through the ownership of voting securities or other interest, by contract or otherwise. For the avoidance of doubt, for the purposes of the Agreement, Venture Global Calcasieu Pass, LLC and Venture Global Plaquemines LNG, LLC shall not be deemed to be Affiliates of Buyer.

“Aggregate Delivery Delay Liquidated Damages Cap” means an amount equal to [***] of the Contract Price.

“Aggregate Performance Delay Liquidated Damages Cap” means an amount equal to [***] of the Contract Price.

“Anti-Corruption Laws” has the meaning given to it in Clause 16.5(b).

“Approved Subcontractors” means the Subcontractors listed under “Selected Subcontractors” in Appendix G (Approved Subcontractors) of the Agreement and that are otherwise proposed by Seller and approved by Buyer in accordance with Clause 4.2.

“Background Intellectual Property” means all Intellectual Property, relevant to the Agreement, that a Party created or acquired before the Effective Date or that a Party creates or acquires independently of the Agreement and not in the performance of its obligations hereunder.

“Bankruptcy Event” means, with respect to a Person, that such Person: (a) files a petition or otherwise commences, or authorizes the commencement of, a proceeding or cause under any bankruptcy, insolvency, receivership or similar law for the protection of creditors; (b) has such a petition filed or proceeding commenced against it, which remains undismissed for ninety (90) Days; (c) files an answer or pleading admitting or failing to contest the material allegations of any such petition; (d) takes any action for its winding up, liquidation or dissolution; (e) is otherwise adjudged bankrupt or insolvent under any bankruptcy, insolvency, receivership or similar law for the protection of creditors; or (f) consents to any of the actions described in clauses (a) through (e) of this definition being taken against it.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“BAR Policy” has the meaning given to it in Clause 23.4.

“Basis of Design” has the meaning given to it in Appendix C (Scope of Supply & Project Schedule).

“Benefitted Party” has the meaning given to it in Clause 8.2.

“BH-Transient Liquefaction Train Simulation Model” has the meaning given to it in Clause 18.9.

“Bonus Date” has the meaning given to it in Clause 6.7.

“Buyer” has the meaning given to it in the preamble of the Agreement.

“Buyer Developed Intellectual Property” has the meaning given to it in Clause 18.4.

“Buyer Excluded Parties” means Buyer, Owner and each of their Affiliates, Venture Global Calcasieu Pass, LLC, Venture Global Plaquemines LNG, LLC and all other entities directly or indirectly owned by Venture Global LNG, Inc., and each of their subsidiaries, owners, shareholders and all of their respective directors, officers, assigns and employees, and the EPC Contractor (and EPC Contractor’s respective affiliates, subsidiaries, owners, shareholders and its respective directors, officers, assigns and employees).

“Buyer Inspection Parties” means Buyer, Owner, Owner’s customers, Lenders, Lender’s Engineer and their respective representatives and agents.

“Buyer Parent Company Guarantee” means the guarantee, in the form set out in Appendix D (Form of Buyer Parent Company Guaranty), to be issued by Buyer’s parent company and delivered by Buyer to Seller in accordance with Clause 7.8.

“Buyer Parties” means Buyer, Owner, the Lenders and each of their Affiliates and all of their respective directors, officers, agents, advisors, engineers, contractors, consultants, representatives, assigns, employees and any other Person acting on behalf of any of them or in representation, interest, benefit thereto.

“Buyer Taxes” means any and all existing or future taxes, Duties, fees, or other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, export, license, property, sales and use, stamp, storage, transfer, turnover, or value-added taxes, or other similar taxes, and any and all items of deficiency, penalty, addition to tax, interest, or assessment related thereto), imposed by any Governmental Authority of the United States of America (or any political subdivision thereof) in connection with the execution of the Agreement or the purchase of the Liquefaction Train System, but excluding Seller Taxes.

“Buyer’s Representatives” has the meaning given to it in Clause 22.1.

“Calcasieu Purchase Order” means the Purchase Order Contract for the Sale of Liquefaction Train System, dated as of September 25, 2018, between Seller and Venture Global Calcasieu Pass, LLC.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Change Order” has the meaning given to it in Clause 24.1.

“Cold Box” means the Liquefaction Train cold box, as further described in Appendix C (Scope of Supply & Project Schedule).

“Confidential Information” has the meaning given to it in Clause 22.1.

“Contract Price” means the aggregate amount stated in Clause 7.1 for the purchase of the Liquefaction Train System, as further described in Appendix B (Pricing; Payment Terms & Cancellation Schedule) and as such amount may be modified pursuant to a Change Order signed by Seller and Buyer in accordance with the requirements of the Agreement.

“Costs” means all reasonable and documented expenses, costs and third party disbursements incurred by a Party, but excluding any such expenses, costs and disbursements that are excluded pursuant to Clause 19.3.

“Country” means the United States of America.

“Credit Rating” means the current (a) rating issued or maintained by S&P or Moody’s with respect to such entity’s long-term senior, unsecured, unsubordinated debt obligations (not supported by third party credit enhancements) or (b) corporate credit rating or long-term issuer rating issued or maintained with respect to such entity by S&P or Moody’s.

“Day” means a calendar day, i.e. any twenty-four (24) hour period beginning and ending at 12:00 midnight in the State of Louisiana, unless otherwise specified herein as starting from a specific hour.

“Defect” means a failure to meet any warranty set forth in Clause 17.1.

“Delay Limit Date” means the date on which Seller has accrued an aggregate amount of Delivery Delay Liquidated Damages in an amount equal to or greater than (a) the applicable Delivery Delay Liquidated Damages Cap, or (b) Aggregate Delivery Delay Liquidated Damages Cap.

“Delivery Delay Event” means each instance in which Seller fails to deliver a Liquefaction Train (including its associated Cold Box and E-House) (in its entirety) or Deliverable, as applicable, by its associated Delivery Date.

“Delivery Delay Liquidated Damages” has the meaning given to it in Clause 6.4(a).

“Delivery Delay Liquidated Damages Cap” means, in respect of each Liquefaction Train (including its associated Cold Box and E-House), an amount equal to (a) [***] of the Aggregate Delivery Delay Liquidated Damages Cap in respect of each of the first [***] Liquefaction Trains to be delivered, and (b) [***] of the Aggregate Delivery Delay Liquidated Damages Cap in respect of each of the subsequent [***] Liquefaction Trains to be delivered.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Deliverables” means all information, including the Technical Documentation, that was first conceived, reduced to practice or created by Seller or its employees or Subcontractors in the performance of its obligations under the Agreement, a list of which is set forth in Appendix C (Scope of Supply & Project Schedule).

“Delivery Date” means, for each Liquefaction Train, Cold Box, E-House or Deliverable, as applicable, the date on which such Liquefaction Train, Cold Box, E-House or Deliverable, as applicable, is required to be delivered by Seller to Buyer (pursuant to the Incoterms of the Agreement) in accordance with the Agreement, as further described in the Project Schedule.

“Delivery Point” has the meaning given to it in Clause 9.1.

“Degradation Factor” has the meaning given to it in Clause 6.7.

“Disclosing Party” has the meaning given to it in Clause 22.1.

“Dispute” has the meaning given to it in Clause 20.1.

“Dollars” means the lawful currency of the United States of America.

“Duties” has the meaning given to it in Clause 7.1.

“E-House ” means the building in common between two (2) Liquefaction Trains containing the necessary electrical and control panels to operate the system.

“EAR” has the meaning given to it in Clause 16.2.

“EDR File” has the meaning given to it in Clause 18.6.

“Effective Date” has the meaning given to it in the preamble of the Agreement.

“EPC Agreement” means the agreement that Owner enters into with one or more Persons for the construction of the Facility.

“EPC Contractor” means any Person (other than Owner) that is a party to the EPC Agreement.

“Event of Default” means an event of default of Seller described in Clause 28.1 or an event of default of Buyer described in Clause 28.2, which in each case has not been cured within the applicable cure period, if any, as provided by the terms of such Clauses.

“Facility” means the initial phase of the LNG export terminal and liquefaction project to be located at the Site.

“Factory Acceptance Tests” has the meaning given to it in Clause 14.5.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Finance Agreements” means the agreements entered into or to be entered into between Owner or its Affiliates and the Lenders and the other documents related thereto for the purpose of providing financing, refinancing or other financial services for the Facility.

“Financial Closing” means that all of the conditions precedent set forth in the Finance Agreements shall have been satisfied or waived and the Lenders party thereto have disbursed the initial loans thereunder.

“FNTP” has the meaning given to it in Clause 6.6.

“Force Majeure Event” has the meaning given to it in Clause 33.1.

“Force Majeure Report” has the meaning given to it in Clause 33.4.

“Governmental Authority” means any federal, state, regional, city or local government, any intergovernmental association or political subdivision thereof, or other governmental, regulatory or administrative agency, court, commission, administration, department, board, or other governmental subdivision, legislature, rulemaking board, tribunal or other governmental authority with jurisdiction over Seller, Seller Parties (as may be applicable), Buyer, Owner, EPC Contractor, the Liquefaction Train System(s) or any part thereof or the Site, or any Person acting as a delegate or agent of any Governmental Authority.

“Government Official” has the meaning given to it in Clause 16.5(c).

“Guaranteed Liquefaction Train Substantial Completion Date” means, with respect to a Liquefaction Train, the last day of the Liquefaction Train Testing Period (as defined in Appendix F (Performance Tests)) for such Liquefaction Train, on which Substantial Completion of the Liquefaction Train for such Liquefaction Train is required to be achieved.

“Guaranteed Liquefaction Train System Substantial Completion Date” means the last day of the Liquefaction Train System Testing Period (as defined in Appendix F (Performance Tests)), on which Substantial Completion of the Liquefaction Train System is required to be achieved.

“Hazardous Materials” means any chemical, substance, material or emission, including H2S gas, that is or may be regulated, governed, listed or controlled pursuant to any international, national, federal, provincial, state or local statute, ordinance, order, directive, regulation, judicial decision or other legal requirement applicable to Site as a toxic substance, hazardous substance, hazardous material, dangerous or hazardous waste, dangerous good, pesticide, radioactive material, regulated substance or any similar classification, or any other chemical, substance, emission or material, including, without limitation, petroleum or petroleum -derived products or by-products, regulated, governed, listed or controlled or as to which liability is imposed on the basis of potential impact to safety, health or the environment pursuant to any rule or regulation promulgated by any Governmental Authority.

“ICC Rules” has the meaning given to it in Clause 20.2.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Instruments of Service” has the meaning given to it in Clause 18.5.

“Intellectual Property” means all intellectual property and proprietary rights thereto, including all rights of inventorship and authorship, inventions, patents, patent applications, patent disclosures, know-how, processes, methods, machines, manufactures, designs, compositions of matter, or any new or useful improvement thereof, copyrights, copyright registrations and applications for copyright registration, trademark, trade dress and service mark rights and registrations and applications for registration thereof, and all rights in trade secrets, computer software, data and databases, and mask works, all rights of attribution and integrity and other moral rights and all other intellectual property rights of any type, in each case whether registered or unregistered and including all applications for, and renewals and extensions of such rights and all similar or equivalent rights or forms of protection in any part of the world.

“Intellectual Property Claim” means any claim, demand, suit or legal action arising out of or based on any actual or alleged unauthorized disclosure, use or misappropriation of any Intellectual Property, or, any actual or alleged infringement or other violation of any right in, to or under, any Intellectual Property of any other Person that: (a) concerns any materials, deliverables, Work Product or other services provided by Seller, any of its Affiliates, or any Subcontractor under the Agreement; (b) is based upon or arises out of the performance under the Agreement by Seller, any of its Affiliates, or any Subcontractor, including the use of any tools or other implements of construction by Seller, any of its Affiliates, or any Subcontractor; or (c) is based upon or arises out of Buyer’s exercise of its rights pursuant to and in accordance with Clause 18.

“Key Personnel” means the project director appointed by Seller pursuant to Clause 3, each deputy project director and any other senior supervisory personnel as agreed between the Parties in writing.

“kWh” means kilowatt hour.

“Law” means all constitutions, treaties, laws, statutes, edicts, decrees, ordinances, rules, regulations, tariffs, codes, injunctions, writs, requirements, instructions, order and other legal acts of any Governmental Authority or any body under the control of a Governmental Authority.

“Lender” means (i) any Person that does or proposes to lend money, finance or provide financial support or equity in any form in respect of the Facility and/or the general business and operations of Owner or each of its Affiliates (including any refinancing thereof), including any export credit agency, funding agency, bondholder, insurance agency, underwriter, investor, commercial lender or similar institution, together with any agent or trustee for such Person and (ii) any provider of any hedging arrangement entered into in connection with the arrangements described in clause (i) above, including an interest rate swap transaction or a forward interest rate swap transaction, in each case together with any agent or trustee for such provider.

“Lender’s Engineer” is any Person appointed by the Lenders to represent them on technical matters related to the Facility.

“Letter of Agreement” has the meaning set forth in Section 6 of the Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Lien” means any mortgage, deed of trust, pledge, lien, security interest, option agreement, conditional sale agreement, title retention agreement, claim, equity, attachment, covenant, condition or restriction, charge or encumbrance or any agreement of any kind, in or with respect to any real or personal property.

“Liquefaction Train” means the mixed refrigerant compression package, including the Cold Box, surge vessel and other equipment purchased by Buyer from Seller producing approximately [***] MTPA of LNG at design outlet pressure and ambient design conditions of [***] degrees Fahrenheit and [***] relative humidity, at sea level, as further described in Appendix C (Scope of Supply & Project Schedule).

“Liquefaction Train Performance Guarantees” means the Liquefaction Train Production Capacity Performance Guarantee and the Liquefaction Train Power Demand Performance Guarantee.

“Liquefaction Train Performance Tests” means the Liquefaction Train performance tests described in Appendix F (Performance Tests).

“Liquefaction Train Power Demand Minimum Performance Guarantee” means power demand for a Liquefaction Train of [***] of LNG produced at design conditions and while satisfying the Liquefaction Train Production Capacity Performance Guarantee.

“Liquefaction Train Power Demand Performance Guarantee” means power demand for a Liquefaction Train of [***] of LNG produced at design conditions and while satisfying the Liquefaction Train Production Capacity Performance Guarantee.

“Liquefaction Train Power Demand Liquidated Damages” has the meaning given to it in Clause 25.3(a).

“Liquefaction Train Production Capacity Performance Guarantee” means LNG production capacity of [***] MTPA.

“Liquefaction Train Production Capacity Liquidated Damages” has the meaning given to it in Clause 25.3(b).

“Liquefaction Train System” means the mixed refrigerant compression package, including the Cold Box, surge vessel and other equipment purchased by Buyer from Seller in a configuration of twenty-six (26) Liquefaction Trains capable of producing an aggregate of approximately [***] MTPA of LNG at design conditions, as further described in Appendix C (Scope of Supply & Project Schedule).

“Liquefaction Train System Performance Guarantees” means the Liquefaction Train System Production Capacity Performance Guarantee, the Liquefaction Train System Power Demand Performance Guarantee, the Refrigerant Losses Performance Guarantee and the LNG Quality Performance Guarantee.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Liquefaction Train System Performance Delay Liquidated Damages Cap” means an amount equal to [***] of the Aggregate Performance Delay Liquidated Damages Cap.

“Liquefaction Train System Performance Tests” means the Liquefaction Train System performance tests described in Appendix F (Performance Tests).

“Liquefaction Train System Power Demand Minimum Performance Guarantee” means power demand for the Liquefaction Train System of [***] of LNG produced at design conditions and while satisfying the Liquefaction Train System Production Capacity Performance Guarantee.

“Liquefaction Train System Power Demand Performance Guarantee” means power demand for the Liquefaction Train System of [***] of LNG produced at design conditions and while satisfying the Liquefaction Train System Production Capacity Performance Guarantee.

“Liquefaction Train System Power Demand Liquidated Damages” has the meaning given to it in Clause 25.3(a).

“Liquefaction Train System Production Capacity Performance Guarantee” means LNG production capacity for the Liquefaction Train System of [***] MTPA and [***] at [***] and [***], without considering the maintenance cycle for the Liquefaction Trains.

“Liquefaction Train System Production Capacity Liquidated Damages” has the meaning given to it in Clause 25.3(b)(ii).

“Liquidated Damages” means Delivery Delay Liquidated Damages, Performance Delay Liquidated Damages and the Performance Liquidated Damages, collectively.

“Liquidated Damages Cap” means an amount equal to [***] of the Contract Price.

“LNG” has the meaning given to it in the Basis of Design.

“LNG Quality Performance Guarantee” means that the LNG composition meets the criteria in Annex C-2 of Appendix C (Scope of Supply & Project Schedule).

“LNG Quality Liquidated Damages” has the meaning given to it in Clause 25.3(b)(ii).

“LNTP” has the meaning given to it in Clause 6.6.

“Losses” means any and all losses, liabilities, damages, costs, charges, expenses, fines, interest, awards, penalties and taxes, which are the result of or arise in connection with any actions, suits, claims, demands, causes of action, litigation, lawsuits, administrative proceedings or administrative investigations.

“Major Component” has the meaning given to it in Clause 4.2.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Major Subcontractor” means any Subcontractor identified in Appendix G having a contract with Seller in relation to Seller’s performance of the Agreement with an aggregate value in excess of One Million Dollars ($1,000,000).

“Maximum Termination Fee” has the meaning given to it in Clause 29.2.

“Milestone” means an event that is identified as a milestone in the Project Schedule.

“Minimum Performance Guarantees” means the Liquefaction Train Power Demand Minimum Performance Guarantee, the Liquefaction Train System Power Demand Minimum Performance Guarantee, and the Refrigerant Losses Performance Guarantee.

“Mixed Refrigerant” means a mixture of gases or liquids, including ethylene, propane, i- pentane, nitrogen and other gases as may be required to operate a Liquefaction Train.

“Module” means the natural gas liquefaction module forming part of a Liquefaction Train, as further described in Appendix C (Scope of Supply & Project Schedule).

“Month” means a calendar month according to the Gregorian Calendar beginning at 12:00 midnight in the State of Louisiana, on the last Day of the preceding month and ending at 12:00 midnight in the State of Louisiana, on the last Day of the current month, unless otherwise specified herein as from another Day to the Day preceding the same Day of following Month.

“Moody’s” means Moody’s Investor Services, Inc. and any successor thereto.

“MTPA” means million Tonnes of LNG per annum.

“Notice of Dispute” has the meaning given to it in Clause 20.1.

“Operation And Maintenance Manuals” means the manuals described as such in Appendix C (Scope of Supply & Project Schedule).

“Other Party” has the meaning given to in Clause 8.2.

“Outside Intellectual Property” has the meaning given to it in Clause 18.6.

“Owner” means Venture Global CP2 LNG, LLC and any of its successors and assigns.

“Party” or “Parties” has the meaning given to it in the preamble of the Agreement.

“Payment Milestone” means the event or group of events to be achieved in order to entitle Seller to invoice the payment, as listed in Appendix B (Pricing; Payment Terms & Cancellation Schedule).

“Payment Schedule” has the meaning given to it in Clause 7.1.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Performance Delay Liquidated Damages” means the Liquefaction Train Production Capacity Liquidated Damages, the Liquefaction Train System Production Capacity Liquidated Damages and the LNG Quality Liquidated Damages.

“Performance Delay Liquidated Damages Cap” means: (a) in respect of each Liquefaction Train, an amount equal to (i) [***] of the Aggregate Performance Delay Liquidated Damages Cap in respect of each of the first [***] Liquefaction Trains to be performance tested and (ii) [***] of the Performance Delay Liquidated Damages Cap in respect of each of the subsequent [***] Liquefaction Trains to be performance tested; and (b) in respect of the Liquefaction Train System Production Capacity Performance Guarantee and the LNG Quality Performance Guarantee, collectively, an amount equal to [***].

“Performance Guarantees” means the Liquefaction Train Performance Guarantees and the Liquefaction Train System Performance Guarantees.

“Performance Liquidated Damages” means the Liquefaction Train Power Demand Liquidated Damages and the Liquefaction Train System Power Demand Liquidated Damages.

“Performance Liquidated Damages Cap” means an amount equal to [***].

“Performance Tests” means the Liquefaction Train Performance Tests and the Liquefaction Train System Performance Tests.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, entity, government or other political subdivision.

“PIS Purchase Order” means that certain Purchase Order Contract for the Sale of Power Island System to be entered into by Seller and Buyer in relation to the sale of a power island described therein by Seller to Buyer for the Facility.

“Plaquemines Purchase Orders” means that certain (a) Amended and Restated Purchase Order Contract for the Sale of Liquefaction Train System, dated as of January 19, 2022, between Seller and Venture Global Plaquemines LNG, LLC and (b) Purchase Order Contract for the Sale of Liquefaction Train System, dated as of August 5, 2022, between Seller and Venture Global Plaquemines LNG, LLC.

“Pre-LNTP” has the meaning given to it in Clause 6.6.

“Preservation Agreement” means the agreement that Buyer and Seller may negotiate and enter into pursuant to which (a) some or all of the Liquefaction Trains will be stored in a storage facility meeting Seller’s requirements for [***] or more, up to [***], and (b) Seller will for commercially reasonable market-based rates provide Buyer with preservation and maintenance services for such Liquefaction Trains while such Liquefaction Trains are in stored in the storage facility.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Project Schedule” means the activity completion and delivery schedule set forth in Appendix C (Scope of Supply & Project Schedule).

“Qualified Financial Institution” means a U.S. commercial bank or a U.S. branch office of a foreign bank having, in either case, (a) assets of at least $10,000,000,000 and (b) a Credit Rating from one or both of S&P and Moody’s, which Credit Rating is at least “A-” from S&P (if such bank has a Credit Rating from S&P) and “A3” from Moody’s (if such bank has a Credit Rating from Moody’s).

“Ready for Test” means that the Liquefaction Train or the Liquefaction Train System, as applicable, (i) has been installed and is mechanically complete, (ii) has completed Seller’s commissioning and start-up activities pursuant to the Services Agreement, (iii) is capable of being operated safely in accordance with requirements under the EPC Agreement, and (iv) is ready for the Performance Tests to be performed in accordance with the Agreement.

“Rebatable Louisiana Sales and Use Tax” has the meaning given to it in Clause 8.2.

“Receiving Party” has the meaning given to it in Clause 22.1.

“Refrigerant Losses Performance Guarantee” means the loss in Mixed Refrigerant from compressor seals on one Liquefaction Train of [***] based on a normal back pressure of [***].

“Reliability Guarantee” has the meaning given to it in Clause 25.1(g).

“Representatives” means (a) in the case of Buyer, Buyer’s Representatives and (b) in the case of Seller, Seller’s Representatives.

“SDN” has the meaning given to it in Clause 16.5(a).

“S&P” means Standard & Poor’s Corporation and any successor thereto.

“Second LTS Purchase Order” means that purchase order contract for the sale of liquefaction train system described therein to be entered into by Seller and Buyer in accordance with the terms of the Letter of Agreement in relation to the second phase of the LNG export terminal and liquefaction project to be located at the Site.

“Seller” means Baker Hughes Energy Services LLC, together with its successors and permitted assigns, who shall sell and deliver the Liquefaction Trains under the Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

“Seller Competitors” means [***] or any of their respective Affiliates and any other entities that are competitors of Seller [***], as Buyer and Seller may agree from time to time.

“Seller Developed Intellectual Property” has the meaning given to it in Clause 18.3.

“Seller Excluded Parties” means Seller and its Affiliates and all of their respective directors, officers, assigns and employees and Seller’s Approved Subcontractors, and General Electric Company and each of its subsidiaries, owners, shareholders and all of their respective directors, officers, assigns and employees.

“Seller Parent Company Guarantee” means the guarantee, in the form set out in Appendix H (Form of Seller Parent Company Guarantee), to be issued by Seller’s Guarantor and delivered by Seller to Buyer in accordance with Clause 7.9.

“Seller’s Guarantor” means Baker Hughes Holdings LLC, a Delaware limited liability company.

“Seller’s Know-How” means all of the information, technique and/or know-how related to the design, engineering, manufacturing, construction, operation, maintenance, optimization, repair and servicing of the Liquefaction Train System which was owned by Seller prior to the Agreement or acquired by Seller during performance of the Agreement.

“Seller Parties” means Seller and its Affiliates and all of their respective directors, officers, agents, advisors, engineers, contractors, consultants, representatives, assigns, employees and any other Person acting on behalf of any of them or in representation, interest, benefit thereto.

“Seller’s Representatives” has the meaning given to it in Clause 22.1.

“Seller Taxes” means any and all existing or future (a) corporate and personal income taxes imposed on Seller and its employees by the applicable Laws of any country and (b) taxes, Duties, fees, or other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, export, license, property, sales and use, stamp, storage, transfer, turnover, or value-added taxes, or other similar taxes, and any and all items of deficiency, penalty, addition to tax, interest, or assessment related thereto), imposed by any Governmental Authority of any country, other than the United States of America (or any political subdivision thereof), in connection with the execution of the Agreement, Seller’s sale and delivery of the Liquefaction Trains or Seller’s performance of its other obligations under the Agreement.

“Serial Defect” has the meaning given to it in Clause 17.2(c).

“Services” means all the services to be provided under the attendant and separate Services Agreement.

“Services Agreement” means the field services agreement between Buyer, or Owner, and the Services Provider to be entered into on or before Financial Closing under which the Services Provider will for commercially reasonable market based rates provide Buyer, or Owner, with technical field services, training, the on-Site supervision of the installation, start-up, commissioning and testing of the Liquefaction Trains and the oversight of the operation and maintenance of the Liquefaction Trains that commence commercial operations prior to the Substantial Completion of the Facility.

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“Services Provider” means Seller or Seller’s Affiliate that provides the Services under the Services Agreement.

“Site” means the site located in Cameron Parish, Louisiana, south of Lake Charles, Louisiana, adjacent to the site set forth under the Calcasieu Purchase Order, as further described in Appendix C (Scope of Supply & Project Schedule).

“Spare Parts” has the meaning given to it in Clause 13.3.

“Subcontractor” means any Person to whom any part of Seller’s obligations under the Agreement has been subcontracted to by Seller.

“Substantial Completion of the Facility” means “Facility Substantial Completion” as defined in the EPC Agreement.

“Substantial Completion of the Liquefaction Train” means that the Liquefaction Train (i) has achieved Ready for Test, (ii) has completed the Liquefaction Train Performance Tests and (iii) either (1) has satisfied all Liquefaction Train Performance Guarantees or (2) has satisfied the Liquefaction Train Power Demand Minimum Performance Guarantee and Seller has paid all payable liquidated damages for the Liquefaction Train Performance Guarantees that were not met.

“Substantial Completion of the Liquefaction Train System” means that the Liquefaction Train System (i) has achieved Ready for Test, (ii) has completed the Liquefaction Train System Performance Tests and (iii) either (1) has satisfied all Liquefaction Train System Performance Guarantees or (2) has satisfied the Liquefaction Train System Power Demand Minimum Performance Guarantee and the Refrigerant Losses Performance Guarantee and Seller has paid all applicable liquidated damages for the Liquefaction Train System Performance Guarantees that were not met.

“Technical Documentation” means all technical documentation, specifications, samples, patterns, models, calculations, computer programs (software), Operation And Maintenance Manuals and other documents or information of a similar nature, to be submitted by Seller to Buyer in native files, in accordance with Clause 18, and .PDF in accordance with Appendix C (Scope of Supply & Project Schedule). A list of files required to be submitted in native format is set forth in Appendix C (Scope of Supply & Project Schedule).

“Termination Fee” has the meaning given to it in Clause 29.2.

“Tonne” means metric ton and is defined as 2204.6 lbs.

“Transportation Costs” has the meaning given to it in Clause 7.1.

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“Unconditional Performance Obligation” means Seller’s absolute obligation to achieve (a) the Liquefaction Train Production Capacity Performance Guarantee for each and every Liquefaction Train; (b) the Liquefaction Train System Production Capacity Performance Guarantee; (c) the LNG Quality Performance Guarantee; (d) the Minimum Performance Guarantees; and (e) the Reliability Guarantee.

“VGLNG” means Venture Global LNG, Inc.

“Warranty Period” means the period, specified as such in Clause 17.1.

“Week” means a calendar week consisting of seven (7) Days.

“Working Day” means any Day other than a Saturday, or a Sunday or a legal holiday in the State of New York (solely for the purpose of a payment obligation) or the State of Louisiana (with respect to all other obligations).

“Work Product” has the meaning given to it in Clause 18.1.

1.2	Interpretation

In the Agreement, unless the context otherwise requires or the relevant provision(s) expressly state otherwise:

(a)	the headings to the clauses and the emphasizing are for convenience only and do not affect the interpretation of the Agreement;

(b)	all references to documents or other instruments include all amendments and replacements thereof and supplements thereto;

(c)

all references to any statute or statutory provision shall include references to any statute or statutory provision which amends, extends, consolidates or replaces the same or which has been amended, extended, consolidated or replaced by the same and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

(d)

reference to a ‘Person’ or ‘Persons’ or a ‘party’ or ‘parties’ includes individuals, bodies corporate, unincorporated associations and partnership and that Person’s or those Persons’ personal representatives, successors and permitted assignees, private or public bodies or individuals;

(e)

any obligation on a Party to do anything shall be deemed to include an obligation to procure such thing to be done; any obligation not to do anything shall be deemed to include an obligation not to permit or not to suffer such thing;

(f)

when a time-limit is determined in Days, it expires at the end of the last Day and it is counted from Day to Day; when it is determined in Months, it is counted from Day of Month to Day of Month; if the last Day of either time-limit is a public holiday, the time-limit is extended to the end of the first Working Day that follows;

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(g)	save exceptions agreed to by Buyer, the only measurement units admitted are the internationally used measurement units of the metric system;

(h)	if any reference is made in the Agreement to Incoterms or any standards such as ISO standards, the particular Incoterms or standards will apply only:

(i)	to the particular item in respect of which they are used; and,

(ii)	to the extent that such application is not conflicting with the content of the Agreement;

(i)	‘including’ shall, unless expressly stated otherwise, mean ‘including without limitation’;

(j)	references to a ‘Clause’ shall be to a clause of the Agreement;

(k)	the singular number includes the plural number and vice versa;

(l)	reference to any gender includes the other;

(m)	‘hereunder,’ ‘hereof,’ ‘hereto’ and words of similar import shall be deemed references to the Agreement as a whole and not to any particular Clause or other provision hereof or thereof;

(n)	the term ‘or’ is not exclusive, regardless of whether ‘and/or’ is used in the applicable provision; and

(o)

if the Buyer assigns the Agreement to the EPC Contractor, all references to “Buyer” hereunder shall be treated as a reference to “EPC Contractor”, and if Buyer does not assign the Agreement to the EPC Contractor, each reference to “Buyer” hereunder shall be treated as a reference to “Owner”.

1.3	Communications - Notices

Any notice, instruction, consent, approval, comment, certificate or determination to be given in connection with the Agreement shall be effective only if in writing and addressed to the Person, as each Party or Owner has identified below: (a) on delivery, if delivered personally to the Person; (b) on transmission, if transmitted to the facsimile number of the Person or by electronic mail; and (c) on posting, if by first class or overnight mail (postage prepaid). No change of address for a Party or Owner shall be effective until written notice of the change of address is provided to the other Parties and Owner in accordance with this Clause 1.3.

If to Buyer: [***]

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If to Seller: [***]

If to Owner: [***]

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1.4	Language

(a)	All correspondence between Buyer and Seller as well as all Technical Documentation and comments thereto and shipping marks shall be in English.

(b)

The Operation and Maintenance Manuals, all markings on equipment, labels, sign-boards, instrument dials, graphical interfaces with the process control system, safety documentation, machine and component name plates shall be in English.

1.5	No Joint Venture, Partnership or Association

(a)	The Agreement shall not be interpreted or construed to create an association, joint venture, or partnership between the Parties or to impose any partnership obligation or liability upon either Party.

(b)

Neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.

1.6	Parties to act reasonably

(a)

Where reference is made in the Agreement to a Party’s decision, approval, refusal, consent, agreement, act, etc., such shall not be taken, given or withheld unreasonably or unfairly, unless otherwise expressly stated.

(b)

In all cases the Party claiming a breach of the Agreement by the other Party, shall be obligated to make commercially reasonable efforts to mitigate its costs, losses or damages that have occurred or that may occur as a result of such breach.

2.	REQUESTS AND CLARIFICATIONS

Seller represents and warrants to Buyer that Appendix C (Scope of Supply & Project Schedule) includes all of the necessary obligations that are required to be performed by Seller in order for the Liquefaction Train System to operate in accordance with the requirements of the Agreement and satisfy the design codes, standards and the Performance Guarantees set forth in the Agreement. The Parties acknowledge and agree that Appendix C (Scope of Supply & Project Schedule) describes the items for the Liquefaction Train System being provided in general, but not in complete detail. The Parties agree that any

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specific items not set forth in Appendix C (Scope of Supply & Project Schedule), or any details or clarifications thereto, that are required in order to satisfy the requirements of the Agreement or to satisfy the design codes, standards and the Performance Guarantees set forth in the Agreement, in each case, will not be considered changes to Appendix C (Scope of Supply & Project Schedule), unless they are explicitly excluded from Appendix C (Scope of Supply & Project Schedule), or are changes to the Basis of Design directed by Buyer, or are changes associated with a Change Order issued pursuant to Clause 24, and Seller waives any right to adjust the Contract Price or the Project Schedule with respect thereto. The Parties acknowledge and agree that Appendix C (Scope of Supply & Project Schedule) contains certain single-line diagrams, pipe and instrumentation diagrams and other diagrams and drawings that will change as Seller completes its engineering of the Liquefaction Train System and that any change to such diagrams and drawings, which are not the result of changes to the Basis of Design directed by Buyer, or changes pursuant to the Change Order requirements of Clause 24, will not be changes that will entitle either Party to changes in the Contract Price or an extension of the Project Schedule.

Buyer may issue to Seller requests or non-material clarifications that are not inconsistent with the obligations of Seller under Appendix C (Scope of Supply & Project Schedule) which Buyer may consider necessary or helpful to Seller in the performance of Seller’s obligations under the Agreement. Seller will evaluate Buyer’s requests or clarifications within a reasonable time period and provide feedback in writing to Buyer. Seller agrees to cooperate with Buyer’s other contractors, including the EPC Contractor.

In the event any such request or clarification of Buyer is transmitted orally, Seller may require Buyer to confirm such request or clarification in writing. Seller shall notify Buyer of such requirement to confirm in writing without undue delay but in any event within seven (7) Working Days of receipt of Buyer’s verbal transmission. If Seller has requested such written confirmation, the request or clarification shall not be effective until written confirmation thereof has been received by Seller.

Any such request or clarification from Buyer shall not relieve Seller from its responsibility for delivering the Liquefaction Trains and performing its other obligations in accordance with the Agreement.

Seller and Buyer agree to reasonably cooperate and work together in good faith with the shared objective of using the experience, knowledge and data derived from the performance under the Agreement, the Calcasieu Purchase Order and the Plaquemines Purchase Orders to optimize the project management services, engineering services, procurement, manufacturing and performance of the Liquefaction Train System in combination with the balance of plant of the Facility (excluding Seller’s improvements that are unrelated to and do not impact the performance, reliability or maintenance of the Liquefaction Train System) with the common goals of (a) increasing the operational performance of the Liquefaction Train System and (b) if possible and solely to the extent consistent with clause (a), reducing the Contract Price; provided, however, that Seller and Buyer acknowledge that (i) no particular result is assured or guaranteed from such price optimization efforts and (ii) Seller shall not be permitted to change the means and methods

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of its performance or the Basis of Design: (1) in a manner that would deny or reduce the value to Buyer of the benefits of the optimization of the performance of the Liquefaction Train System achieved by Buyer or (2) except as contemplated under Clause 6.6, without the prior written approval of Buyer. Prior to implementation, Buyer shall consult with Seller in respect of any modifications that adversely and materially impact the inlet, exit or throughput conditions of the Liquefaction Train System. Notwithstanding the foregoing, if and to the extent that Seller makes adjustments to its means and methods or design specifications under the Plaquemines Purchase Orders after the Effective Date that relate to Seller achieving the performance guarantees set forth in the Plaquemines Purchase Orders, such adjustments may be incorporated into the Agreement.

3.	PROJECT DIRECTOR

Seller shall provide all oversight and superintendence that is necessary for the performance of its obligations, and obligations of its personnel and the personnel of its Subcontractors, under the Agreement. Seller shall appoint by no later than the Effective Date a competent and authorized representative who shall act as project director and devote the necessary time to the oversight and superintendence of the same and who shall have the authority to act on Seller’s behalf under the Agreement and receive, on behalf of Seller, requests or clarifications from Buyer. In addition, to the extent that such persons are still employees of Baker Hughes Company, then Seller shall make available to Buyer for the performance of this Agreement the same senior supervisory personnel that are presently engaged with Venture Global Plaquemines LNG, LLC in respect of the liquefaction trains under the Plaquemines Purchase Orders. The replacement of, or additions to, the Key Personnel shall only be made with persons having qualifications and experience comparable to those being replaced or added to. In connection with any substitution of Key Personnel, Buyer shall (a) include a detailed explanation and reason for the request and the resumes of professional education and experience for a minimum of two (2) candidate(s) of suitable qualifications and experience and (b) discuss such candidates in advance with Buyer in order to allow Buyer to provide feedback and request for clarifications. Seller shall use commercially reasonable efforts to take Buyer’s recommendations into consideration. In addition, Buyer may if it is concerned with the performance of any Key Personnel request the removal of, and Seller shall use commercially reasonable efforts to comply with such request to remove and replace, such Key Personnel; provided that if Buyer reasonably demonstrates that such Key Personnel has: (i) been gravely incompetent or negligent in the performance of his or her duties, or (ii) engaged in activities in material violation of the Law or of any safety and security protocols of Buyer that were communicated to Seller in writing, Seller shall promptly remove such Key Personnel and replace such Key Personnel in accordance with this Clause 3.

4.	ASSIGNMENT AND SUBCONTRACTING

4.1	Assignment

Buyer shall not transfer or assign the Agreement or any of its rights under or interest in the Agreement (including monies that are due or monies that may be due) without the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Buyer shall not need the consent of Seller (a) to transfer

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or assign the Agreement to its Affiliate (to the extent such Affiliate is organized under the laws of the United States of America), (b) to transfer or assign the Agreement to the EPC Contractor subject to the requirements under this Clause 4.1 or (c) to assign, charge or otherwise encumber the Agreement or any rights or benefits arising thereunder or therefrom by way of collateral in favor of Lenders. Seller may only transfer or assign the Agreement or any of its rights under or interest in the Agreement (including monies that are due or monies that may be due) with the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Seller shall not need the consent of Buyer to assign or novate the Agreement to any Affiliate of Seller that is ultimately wholly owned by Baker Hughes Company and assign any receivables due Seller hereunder to one (1) or more Affiliates of Seller or to third parties. The Parties agree to execute such documents as may be necessary to effect any permitted assignments or transfers of the Agreement. In connection with any collateral assignment of the Agreement by Buyer, Seller shall provide any customary agreements, certificates, legal opinions or other documents reasonably required by any Lender. In connection with any assignment of the Agreement to the EPC Contractor by Buyer, Seller shall agree to any modifications to the Agreement that are reasonably requested by the EPC Contractor, so long as such modifications do not impose any additional risk, costs, expenses or liability on Seller or Owner. In the event of a transfer or assignment of the Agreement by (i) Buyer, (A) Buyer’s assignee or transferee shall have financial capabilities, directly or by virtue of credit enhancements or other financial arrangements, that are comparable or better than Buyer’s, as of the Effective Date, and (B) Buyer shall cause the credit support under Clause 7.8 to be maintained or provide Seller with replacement credit support that is reasonably acceptable to Seller and substantially similar as provided to Seller hereunder (in which case, if the conditions of Clause 4.1(i)(A) and (i)(B) are met, any credit support that was provided to Seller prior to such assignment shall be promptly returned by Seller to Buyer) and (ii) Seller, Seller shall cause the credit support under Clause 7.9 to be maintained or provide Buyer with replacement credit support that is reasonably acceptable to Buyer and substantially similar as provided to Buyer hereunder. Any assignment, novation, transfer or other disposal in violation of this Clause 4.1 shall be null and void ab initio and shall not be binding on the Parties. For any assignment by Buyer of the Agreement either to Affiliates, EPC Contractor or any other third parties, Buyer acknowledges that Seller shall perform its standard “Know Your Customer” due diligence (which involves various compliance and financial due diligence) on the proposed assignee and the proposed assignee must satisfy the “Know Your Customer” requirements.

4.2	Subcontracting

Seller and Buyer agree that Seller may not utilize the services of any Subcontractors without obtaining Buyer’s prior written approval, which approval may not be unreasonably delayed or withheld. As of the Effective Date, Buyer has agreed that Seller may, subject to the remaining provisions of this Clause 4.2 and Clause 8.4, utilize the services of the Approved Subcontractors listed in Appendix G (Approved Subcontractors). Seller may only utilize the services of the Approved Subcontractors (a) that satisfy Buyer’s quality requirements and (b) in accordance with the requirements set forth in this Clause 4.2. If Seller is considering utilizing the services of any Subcontractor that is not an Approved

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Subcontractor, then Seller shall notify Buyer of its proposal for such Subcontractor to become an Approved Subcontractor and furnish to Buyer all information reasonably requested by Buyer with respect to the qualifications of such proposed Subcontractor. Buyer shall have the right, acting reasonably, to reject any such proposed Subcontractor, and Seller shall not enter into any subcontract with such proposed Subcontractor that is rejected by Buyer. If an Approved Subcontractor, that has been selected to provide or is providing equipment, becomes subject to bankruptcy or insolvency proceedings or is unable, in Seller’s reasonable judgment, to supply all of the relevant equipment due to capacity constraints, Seller and Buyer will collaborate to develop a list of three or fewer acceptable Subcontractors to replace or supplement such Approved Subcontractor, and shall amend Appendix G accordingly. If Buyer rejects such proposed Subcontractor and the existing Approved Subcontractors are not acceptable in Seller’s reasonable determination for price, quality or schedule reasons, then Seller shall be entitled to a Change Order for any resulting incremental increase in price or delay in the Delivery Date as a result of Buyer’s rejection of such proposed Subcontractor. Approval of any Subcontractor under this Clause 4.2 shall only be for the portion of Seller’s obligations so approved by Buyer. No subcontract with an Approved Subcontractor shall bind or purport to bind Buyer, but each such subcontract shall contain a provision permitting its assignment to Buyer, Owner or the Lenders upon Buyer’s or Seller’s written request.

Seller acknowledges and agrees that Buyer shall have the right to consent to and approve the supplier of each major component of equipment comprising the Liquefaction Train System, [***] (each a “Major Component”), and confirms the strategy to use the same Approved Subcontractor identified on Appendix G for each item, as identified by its specific Tag Number, for all Liquefaction Trains. To assist Buyer in the selection of Major Components, for each potential vendor or supplier of a Major Component, Seller agrees to provide Buyer with access to: (a) the identity of the potential vendor or supplier; (b) the delivery and schedule terms for the Major Component; (c) in the case of the Cold Boxes and heat exchangers, the price negotiated by Seller for such Major Components; and (d) all technical and performance information for each Major Component requested by Buyer. To the extent a Major Component supplier is changed based on a Buyer directive and, as a result of such change in Major Component supplier, Seller incurs a documented incremental increase in the price of the Major Component or delay in the delivery of the Major Component that adversely affects the Delivery Date, Seller shall be entitled to a Change Order for an equitable adjustment in the Contract Price and the Project Schedule for the applicable Liquefaction Train System.

Seller further acknowledges that it shall notify Buyer before subcontracting with any Major Subcontractor (excluding for the avoidance of doubt any Approved Subcontractor) supplying materials or fabrication services in connection with the performance of the Agreement that is located in Asia. Buyer shall have the right to reject any such Major Subcontractor so long as a reasonably comparable subcontractor located outside of Asia is identified as capable of performing the relevant scope of supply, and in such event Seller

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shall not enter into a subcontract with the Asia-based entity. If Buyer has rejected such proposed Major Subcontractor and the comparable subcontractor located outside of Asia that was identified as capable of performing the relevant scope of supply is not acceptable, in Seller’s reasonable determination, for price, quality or schedule reasons (with Seller having validated for Buyer its determination as to such comparable subcontractor), then, unless such comparable subcontractor is an Approved Subcontractor, Seller shall be entitled to a Change Order for any resulting incremental and documented increase in the Contract Price or adjustment to the Project Schedule, in each case as a result of Buyer’s rejection of such proposed Major Subcontractor.

4.3	Other

(a)

Seller hereby acknowledges and agrees that the review or acceptance of any contract between Seller and an Approved Subcontractor by Buyer and the acceptance of the Approved Subcontractors shall not: (i) modify or relieve, in any way, the obligations of Seller pursuant to the Agreement; (ii) be raised as a claim or as a defense or counterclaim to any claim in connection with the Agreement; or (iii) constitute any approval or acceptance of the work, services or equipment provided under such subcontract or by such Approved Subcontractor.

(b)	At a minimum, all contracts between Seller and an Approved Subcontractor shall require the following:

(i)	such Approved Subcontractor shall comply with all applicable professional standards, permits and Laws, rules, codes and regulations and with the performance standards of Seller under the Agreement;

(ii)	Buyer and Owner shall have all the inspection rights that Buyer and Owner have under the Agreement;

(iii)	such Approved Subcontractor shall be subject to the applicable labor obligations and the safety and security provisions under the Agreement;

(iv)	such Approved Subcontractor shall provide guarantees and warranties with respect to the work and services performed and the materials provided under such contract;

(v)

such Approved Subcontractor shall (A) obtain and carry the insurance coverages (with limits appropriate to the value of such contract) required of Seller pursuant to Clause 23 from an insurance carrier with an A rating from A.M. Best and naming Buyer as an “additional insured”, and (B) provide certificates of insurance as set forth herein;

(vi)	such contract shall be subject to the dispute resolution procedures as set forth herein;

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(vii)	such Major Subcontractor(s) shall provide the applicable Lien waiver and releases required under Clause 7.6, in connection with each payment to Seller hereunder;

(viii)	such Approved Subcontractor(s) shall grant a license to Buyer in accordance with Clause 18.1 and Clause 18.3;

(ix)	such contract shall be subject to the confidentiality provisions set forth under the Agreement; and

(x)	such contract shall be subject to the anti-corruption provisions set forth in Clause 16.5.

(c)

All contracts between Seller and an Approved Subcontractor must specify that the contractual relationship with such Approved Subcontractor is exclusive to Seller and that such Approved Subcontractor waives any and all rights to demand any payment directly from Buyer and Owner. All contracts between Seller and Approved Subcontractors shall preserve and protect the rights of Buyer and Owner, shall not prejudice such rights and shall require each Approved Subcontractor to enter into similar agreements with its subcontractors. As between Seller and Buyer, Seller shall be solely responsible for the acts, omissions or defaults of the Approved Subcontractors and their agents, representatives and employees. Nothing in the Agreement shall be construed to impose on Buyer or Owner any obligation, liability or duty to an Approved Subcontractor or any other Subcontractor or to create any contractual relationship between any Subcontractor, including any Approved Subcontractor, or other third party and Buyer, including an obligation to pay or to see to the payment of any moneys due any such Subcontractor, Approved Subcontractor or other third party.

(d)

No Approved Subcontractor is intended to be nor shall be deemed a third party beneficiary of the Agreement. In addition to the requirements set forth above, Seller shall include in each contract with an Approved Subcontractor language under which Buyer and Owner shall be made express third party beneficiaries of such contract. If any Approved Subcontractor or proposed Subcontractor refuses to name Buyer and Owner as a third party beneficiary or provide for a right of assignment to Buyer, then Seller shall not use such Subcontractor for any portion of Seller’s obligations hereunder, unless Buyer’s prior written consent is obtained.

(e)

Contingent upon receipt of Buyer’s designation in writing as set forth below, Seller hereby assigns to Buyer (and Buyer’s permitted assigns) all its interest in any contracts with Approved Subcontractors (or any portion thereof to the extent such contracts also relate to other projects of Seller) now existing or hereafter entered into by Seller for performance of any part of the work or services, or provision of any materials under the Agreement. Such assignment of Approved Subcontractor contracts will be effective upon written acceptance by Buyer in writing and only as to those contracts which Buyer designates in such written acceptance.

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5.	SCOPE

Seller agrees to have the Liquefaction Modules manufactured at Seller’s Affiliate’s manufacturing facilities located in [***] and to sell and deliver the Liquefaction Trains and provide the associated Technical Documentation to Buyer as set forth in Appendix C (Scope of Supply & Project Schedule) by the respective Delivery Dates, all in compliance with all other obligations under the Agreement.

6.	COMPLIANCE WITH TIME-LIMITS

6.1	Time for delivery

Seller shall diligently proceed with the performance of its obligations under the Agreement in accordance with the Project Schedule and the other requirements of the Agreement.

6.2	Progress of Works – Delay

Seller shall cause each Liquefaction Train, Cold Box and E-House to be delivered on or before the Delivery Date for such Liquefaction Train, Cold Box or E-House. If, at any time, Seller’s actual progress with respect to a Liquefaction Train, Cold Box or E-House is not consistent with meeting the Delivery Date for such Liquefaction Train, Cold Box or E-House, or as from the moment any of Seller’s personnel working on the Liquefaction Train System becomes aware of the fact that a Milestone for a Liquefaction Train, Cold Box or E-House cannot be met that will affect the Delivery Date for a Liquefaction Train, Cold Box or E-House, Seller shall promptly provide written notice to Buyer of such occurrence and shall develop, a recovery plan to overcome the anticipated delay and provide to Buyer, within ten (10) Working Days of such occurrence, a report identifying:

(a)	the likely period of delay;

(b)	the event causing the delay;

(c)	the impact which such event has had or in the opinion of Seller is likely to have or will have on its ability to achieve any of the Milestones;

(d)	the recovery plan developed by Seller to overcome the anticipated delay and the steps which Seller has taken, is taking and will take to mitigate the adverse consequences of such event; and

(e)	further particulars of the consequences of the delay as Seller becomes aware.

Seller shall, in consultation with Buyer, implement the recovery plan and use best efforts to minimize or remove the actual or anticipated delay and any consequences thereof. If Buyer provides notice to Seller that Buyer reasonably believes that the steps proposed by Seller fail to adequately address the anticipated delay in meeting the Milestones as part of the recovery plan developed by Seller, then Seller shall increase its efforts in order to remove or minimize such anticipated delay.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

6.3	Restriction on Change Order for Extension of Delivery Date

Seller shall not be entitled to a Change Order for an extension of time under the Agreement and/or reimbursement of Costs to the extent that such extension or reimbursement is due to any act, omission or default on the part of Seller or any Subcontractor.

6.4	Delivery Delay Liquidated Damages

(a)

Each Liquefaction Train, Cold Box and E-House, and certain Deliverables have a Delivery Date. If Seller fails to deliver a Liquefaction Train, Cold Box, E-House or such Deliverable by its associated Delivery Date, as the Delivery Date may be extended according to a Change Order, Seller shall be obligated to pay to Buyer liquidated damages (the “Delivery Delay Liquidated Damages”) for delay in achieving the Delivery Date as from the first Day following the scheduled Delivery Date until the Day on which delivery of (i) that specific Liquefaction Train, Cold Box or E-House to the Delivery Point actually occurs, provided that Seller shall not be obligated to pay Delivery Delay Liquidated Damages for any Day (or part thereof) beyond [***] that is required for a Liquefaction Train to clear customs in the Country for reasons that are not attributable to Seller’s or its Subcontractors’ acts or omissions or (ii) that specific Deliverable to Buyer actually occurs.

(b)

The Delivery Delay Liquidated Damages payable by Seller to Buyer for each Day of delay in delivery of a specific Deliverable to Buyer beyond the Delivery Date for such Deliverable is [***] per Day. The aggregate amount of the Delivery Delay Liquidated Damages payable by Seller to Buyer for all Deliverables shall not exceed [***].

(c)

For each Liquefaction Train (including the associated Cold Box or E-House), the liquidated damages payable by Seller to Buyer for each Day of delay in delivery of the specific Liquefaction Train, Cold Box or E-House (in each case, in its entirety) to the Delivery Point beyond the Delivery Date is (i) in respect of the first [***] Liquefaction Trains, Cold Box or E-House to be delivered, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days; (ii) in respect of the subsequent [***] Liquefaction Trains, Cold Boxes or E-Houses, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(d)

The aggregate amount of Delivery Delay Liquidated Damages payable by Seller to Buyer for (i) each Liquefaction Train (including the associated Cold Box and E-House) shall not exceed the applicable Delivery Delay Liquidated Damages Cap, and (ii) all Liquefaction Trains (including all Cold Boxes and E-Houses) shall not exceed the Aggregate Delivery Delay Liquidated Damages Cap. Liquidated Damages payable by Seller to Buyer shall not exceed the Liquidated Damages Cap. Once Seller has accrued Delivery Delay Liquidated Damages in an amount equal to the Delivery Delay Liquidated Damages Cap or Aggregate Delivery Delay Liquidated Damages Cap, as applicable, Buyer shall be entitled to exercise the rights provided in Clause 6.5.

(e)

Buyer shall invoice Seller for any amounts due for Delivery Delay Liquidated Damages. Payment of any Delivery Delay Liquidated Damages shall occur by Seller within [***] following the date Buyer submits to Seller an invoice therefore. Buyer and Seller agree that the amount of Delivery Delay Liquidated Damages are reasonable in light of the anticipated harm caused by the breach of duty related thereto and the difficulties of proof of loss and inconvenience or non-feasibility of obtaining any adequate remedy with respect to the actual level of damages Buyer is likely to suffer as the result of a Delivery Delay Event, and the Parties are estopped from contesting the validity or enforceability of such liquidated damages. Except as provided in Clause 28.1 and Clause 28.3, the payment of Delivery Delay Liquidated Damages during the period prior to the Delay Limit Date shall be Buyer’s sole and exclusive remedy and Seller’s sole and exclusive liability for any Delivery Delay Event. In the event the Delivery Delay Liquidated Damages provisions in the Agreement are found for any reason to be void, invalid or otherwise inoperative so as to disentitle Buyer from claiming and recovering Delivery Delay Liquidated Damages from Seller for any Delivery Delay Event, Buyer shall, in addition to the remedies set forth below in Clause 6.5, be entitled to claim against Seller and recover for damages for any Delivery Delay Event; provided that such damages shall not exceed the limitations set forth in Clause 6.4(d).

6.5	Delays - Other remedies

Notwithstanding Clause 6.2, if Seller has reached the Delay Limit Date, Buyer may by notice to Seller, at Buyer’s sole discretion:

(a)

require Seller to agree, within [***] of Buyer’s demand, to remedy the Delivery Delay Event, within the period of time identified by Buyer, at Buyer’s sole discretion. If Seller fails to agree within [***] of Buyer’s demand, or fails to remedy the Delivery Delay Event within such agreed period(s), Buyer shall be free to exercise its rights or remedies under clause (b) hereafter; or

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b)

terminate the Agreement in accordance with Clause 28.1(g) and seek to recover from Seller Buyer’s damages pursuant to Clause 28.3 (subject to the limit of liability cap in Clause 19.2) arising from the applicable Delivery Delay Event, and, upon such termination by Buyer, Seller shall deliver to Buyer the portions of the Liquefaction Train System for which Seller has received payment and which have not been delivered to the Delivery Point; provided, however, that Buyer shall not be entitled to terminate the Agreement for so long as Seller continues to pay Buyer the applicable Delivery Delay Liquidated Damages, despite the fact that the aggregate amount of Delivery Delay Liquidated Damages paid by Seller have exceeded the limitations set forth in Clause 6.4(d).

6.6	Issuance of LNTP and FNTP

The Project Schedule assumes that (a) a pre-limited notice to proceed (“Pre-LNTP”) authorizing the scope described in Appendix B (Pricing, Payment Terms & Cancellation Schedule) and Appendix C (Scope of Supply & Project Schedule) will be issued by Buyer no later than [***] Days following the execution of the Agreement and no later than [***] Days prior to the issuance of the limited notice to proceed (“LNTP”) authorizing the scope described in Appendix B (Pricing, Payment Terms & Cancellation Schedule) and Appendix C (Scope of Supply & Project Schedule), and (b) a limited notice to proceed (“LNTP”) authorizing the scope described in Appendix B (Pricing, Payment Terms & Cancellation Schedule) and Appendix C (Scope of Supply & Project Schedule) will be issued by Buyer no later than [***] Days following the issuance of the Pre- LNTP and no later than [***] Days prior to the issuance of full notice to proceed authorizing Seller to proceed with the full scope of work under the Agreement (“FNTP”). If the Pre-LNTP is issued less than [***] Days prior to the issuance of the LNTP, the Project Schedule shall be extended day for day for each day that the Pre-LNTP was issued less than [***] Days prior to the issuance of the LNTP. If the LNTP is issued less than [***] Days prior to the issuance of the FNTP, the Project Schedule shall be extended day for day for each day that the LNTP was issued less than [***] Days prior to the issuance of the FNTP. In the event that neither of Pre-LNTP or LNTP is issued prior to issuance of the FNTP, the Project Schedule shall be extended by [***] Days. Seller and Buyer acknowledge and agree that the amount payable under the Pre-LNTP shall be [***], and the amount payable under the LNTP shall be [***].

If Buyer fails to issue the LNTP within [***] Days following issuance of Pre-LNTP or fails to issue the FNTP within [***] Days following issuance of LNTP, Seller, to the extent it reasonably determines that any actions can be taken prior to the issuance of FNTP to preserve schedule integrity with respect to critical Subcontractors and/or Major Components, and facilitate the procurement of any such critical long-lead time equipment and materials, shall notify Buyer of any such potential actions together with supporting cash flow and schedule analysis. The Parties shall promptly and jointly consider such actions, and Buyer may request that Buyer’s personnel be included and participate in any exchanges and discussions with any such Major Subcontractors.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

If Buyer fails to issue the FNTP within [***] Days following the Effective Date, Seller shall be entitled to a Change Order for, if the Project Schedule is adversely affected, an equitable adjustment to the Project Schedule. If Buyer fails to issue the FNTP within [***] Days following the Effective Date, the senior management of Buyer and Seller shall meet within [***] Days thereafter to discuss when, if at all, the FNTP will be issued. If, after the senior management meeting there is no mutual agreement on extending the time for issuance of the FNTP, either Buyer or Seller may terminate the Agreement in which case Buyer shall pay Seller the applicable Termination Fee. Buyer may issue additional LNTPs for scope beyond what is provided in Appendix C (Scope of Supply & Project Schedule) pursuant to a Change Order issued pursuant to Clause 24.1.

6.7	Delivery Bonus

If Seller delivers a Liquefaction Train and associated Cold Box and E-House to Buyer at the Delivery Point on or before the applicable bonus date set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (each, a “Bonus Date”) for such Liquefaction Train, Cold Box or E-House, then Buyer shall pay to Seller the applicable bonus amount set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) for each such Liquefaction Train and associated Cold Box and E-House; provided that each of such bonus amounts shall upon payment by Buyer be treated as an increase to the Contract Price for the purposes of the Agreement. If Seller delivers a Liquefaction Train and associated Cold Box and E-House before the applicable Delivery Date but after the applicable Bonus Date, the amount payable to Seller in respect of such Liquefaction Train and associated Cold Box and E-House shall be reduced by an amount equal to the applicable amount set forth Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (in each case, the “Degradation Factor”) multiplied by the number of days from the Bonus Date to the later of the actual date of delivery of such Liquefaction Train to the Delivery Point or the actual date of delivery of the Cold Box and E-House. If any of the Liquefaction Trains, the associated Cold Boxes or the associated E-Houses is not delivered to the Delivery Point in its entirety on or before the applicable Delivery Date, then no bonus amount shall be earned or due.

In no event shall the total aggregate amount of all bonus amounts paid by Buyer under this Clause 6.7 exceed [***]. For the purposes of this Clause 6.7 only, Seller shall be deemed to have delivered any Liquefaction Train described in this Clause 6.7 that is delivered to Buyer at the Delivery Point on or before the date that is at least [***] Days prior to the relevant Delivery Date for such Liquefaction Train in the Project Schedule notwithstanding that certain minor items forming a part of the Liquefaction Train have not been delivered to Buyer at the Delivery Point by such date; provided that (i) the Lender’s Engineer has confirmed to Buyer in writing (upon Buyer’s request) that the absence of such minor items would not reasonably be expected to adversely impact the project schedule for testing, commissioning, safety or operability of such Liquefaction Train and (ii) all such minor items are delivered to Buyer at the Delivery Point not later than the relevant Delivery Date for such Liquefaction Train in the Project Schedule or such other date as mutually agreed by the Parties in writing. Amounts earned by Seller pursuant to this Clause 6.7 shall be

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

due and payable by Buyer to Seller upon completion of delivery by Seller of the Liquefaction Train System and all Components (as such term is defined in the PIS Purchase Order) of the power island system in accordance with the PIS Purchase Order and the finalization of a Change Order within [***] days of such delivery.

7.	CONTRACT PRICE AND PAYMENT

7.1	Definition of Contract Price

The Contract Price is equal to the sum of [***]. The Contract Price, payment terms and cancellation schedule/charges for each individual Liquefaction Train is detailed in Appendix B (Pricing; Payment Terms & Cancellation Schedule). The Contract Price shall not include any duties and tariffs paid by Seller to deliver each Liquefaction Train to the Delivery Point (“Duties”) or the physical transportation costs set forth in Appendix K (Transportation Costs), exclusive of insurance costs and taxes associated with physical transportation costs other than Duties for each such Liquefaction Train (“Transportation Costs”). Buyer shall reimburse Seller for all reasonable, documented out-of-pocket Duties and Transportation Costs incurred by Seller, plus a fixed fee of [***], payable in accordance with Appendix B (Pricing; Payment Terms & Cancellation Schedule). The Contract Price does not include any Buyer Taxes. Transportation Costs, inclusive of the fixed fee, shall not exceed in the aggregate an amount equal to the sum of [***], provided that Seller has made commercially reasonable efforts to obtain competitive transportation pricing terms and to minimize transportation costs. When the amount of Transportation Costs forecast by Seller reaches [***] of the not to exceed amount of Transportation Costs amount set forth above and Seller reasonably estimates that the aggregate Transportation Costs may exceed such not to exceed amount of Transportation Costs, Seller shall notify Buyer and provide an estimate of the remaining Transportation Costs anticipated to complete the deliveries under this Agreement. Buyer will reasonably consider an adjustment to the not to exceed Transportation Costs; provided that any such increase in the Transportation Costs shall be mutually agreed in a Change Order to this Agreement. Buyer hereby agrees to pay the Contract Price to Seller upon completion of the relevant Payment Milestones in accordance with the payment schedule (the “Payment Schedule”) set forth in Appendix B (Pricing; Payment Terms & Cancellation Schedule), in consideration for the performance by Seller of its related obligations under the Agreement.

B. The Contract Price shall be adjusted by an amount equal to the sum of (a) an amount reflecting changes in labor and commodities indices calculated in accordance with Part 1 of Appendix M (Contract Price Adjustments) and (b) a foreign exchange adjustment calculated in accordance with Part 2 of Appendix M (Contract Price Adjustments) between the Effective Date and the date of issuance of LNTP (or the date of issuance of FNTP in the event LNTP is not issued). The adjustments described in this paragraph shall be mutually agreed upon by the Parties in a Change Order as soon as reasonably practicable following issuance of LNTP (or if LNTP is not issued, following the issuance of FNTP for) and availability of Index 1 set forth in Part 1 of Appendix M (Contract Price Adjustments).

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

C. In the event that LNTP is issued and FNTP is not issued within [***] Days following the issuance of LNTP, then the Contract Price shall be adjusted further by an amount equal to the sum of (a) an amount reflecting changes in labor and commodities indices calculated in accordance with Part 3 of Appendix M (Contract Price Adjustments) and (b) a foreign exchange adjustment calculated in accordance with Part 4 of Appendix M (Contract Price Adjustments) between the date that is [***] Days after issuance of LNTP and date of issuance of FNTP. The adjustments described in this paragraph shall be mutually agreed upon by the Parties in a Change Order as soon as reasonably practicable following issuance of FNTP and availability of Index 1 set forth in Part 3 of Appendix M (Contract Price Adjustments).

D. Payment of undisputed amounts of the Contract Price owed to Seller shall be made by Buyer thirty (30) Days from Buyer’s receipt of an invoice from Seller following completion of the relevant Payment Milestone(s) and receipt of all the relevant documentation, in accordance with the Agreement, and shall be remitted by wire transfer to the following account: [***]

7.2	Currency

Except as otherwise provided in the Agreement, payment shall be made by Buyer in Dollars, upon the completion of the individual Payment Milestones as set out in the Agreement and after Buyer’s receipt of an invoice for such Payment Milestones, reasonable evidence of the completion of such Payment Milestones, Lien waiver and releases in accordance with Clause 7.6, and other specified documentation required under the Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

7.3	Late Payments

Any undisputed amounts due and unpaid by either Party to the other Party shall bear interest commencing when such payment is due at a rate equal to the lesser of (a) [***] above the per annum Prime Rate reported daily in The Wall Street Journal, or (b) the maximum rate permitted by applicable Law, on all amounts not timely paid in accordance with the Agreement. The payment of interest is in addition, and not in lieu, of a Party’s right to suspend its performance or terminate the Agreement, as provided for under the Agreement.

7.4	Payment of Subcontractors

Seller shall pay each Subcontractor, save for disputes between Seller and any Subcontractor, the amount to which Subcontractor is entitled in accordance with the terms and conditions of the Agreement between Seller and such Subcontractor.

7.5	Set Off Rights

Each Party shall have the right at any time or from time to time, to set off against any amount due to the other Party under the Agreement any amount due from the other Party under the Agreement, including any amounts due because of breach of the Agreement. Buyer may, after written notice to Seller, withhold payment on an invoice or a portion thereof in the event of a failure of Seller to perform the Payment Milestone related to the payment being requested under such invoice, until such time as such Payment Milestone has been completed by Seller in accordance with the provisions of the Agreement. The written notice to Seller shall reasonably describe the failure of Seller and requirements necessary under the Agreement to complete the Payment Milestone.

7.6	Invoice Documentation

As a condition precedent to the obligation of Buyer to make each payment under the Agreement, Seller shall deliver with each invoice for each payment, a partial Lien waiver and release in the form of Appendix J-1 (Seller Form of Partial Lien Waiver and Release) in exchange for the current payment, and a partial Lien waiver and release in the form of Appendix J-3 (Subcontractor Form of Partial Lien Waiver and Release) from each Subcontractor; provided however, if such invoice is the invoice for the final payment under the Agreement, Seller shall be obligated to provide Buyer a final Lien waiver and release in the form of Appendix J-2 (Seller Form of Final Lien Waiver and Release), in exchange for the final payment, and a final Lien waiver and release in the form of Appendix J-4 (Subcontractor Form of Final Lien Waiver and Release) from each such Subcontractor, in exchange for the final payment. In addition to the final Lien waivers and releases from each Subcontractor, Seller shall provide, with such final invoice, an affidavit setting forth: (a) all amounts paid to each Subcontractor; (b) all amounts owed to each Subcontractor, if any; and (c) any amounts in dispute under any subcontract.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

7.7	No Liens

To the extent that Buyer has timely paid Seller under the Agreement, Seller shall (a) not directly or indirectly create, incur, assume, or suffer to be created by it or any Subcontractor, employee, laborer, materialman, or other supplier of goods or services any Liens on or in respect of a Liquefaction Train, the Site, the Facility or any part thereof or interest therein, or against any party, and (b) promptly pay and/or discharge of record any Lien or other charges that, if unpaid, might be or become a Lien on a Liquefaction Train, the Site, the Facility or any part thereof or interest therein. Seller shall pay when due all amounts payable for labor and materials furnished in connection with the Agreement to prevent any Lien or other claim in respect of such labor and materials from arising. Seller shall immediately notify Buyer of the assertion of any Lien on a Liquefaction Train, the Site, the Facility or any part thereof or interest therein. Upon the failure of Seller to promptly pay, discharge, or provide security reasonably acceptable to Buyer for any Lien on a Liquefaction Train, the Site, the Facility or any part thereof or interest therein in respect of which Seller has been timely paid in accordance with the Agreement, within ten (10) Working Days of notice of the existence thereof from any source, Buyer may, but shall not be obligated to, pay or discharge such Lien and, upon the payment or discharge thereof, shall be entitled to immediately recover from Seller the amount thereof together with expenses incurred by it in connection with such payment or discharge or to set off all such amounts against any such sums owed by Buyer to Seller under the Agreement.

7.8	Buyer Credit Support

Within thirty (30) Days of the Effective Date, Buyer will provide a Buyer Parent Company Guarantee substantially in the form of Appendix D (Form of Buyer Parent Company Guarantee) issued by Buyer’s parent company in favor of Seller and covering Buyer’s payment obligations under the Agreement. The initial Buyer Parent Company Guarantee shall remain valid until the earlier of (i) the assignment of the Agreement to the EPC Contractor in accordance with Clause 4 or (ii) Financial Closing, at which time the Buyer Parent Company Guarantee shall be of no further force and effect and Seller shall return the original Buyer Parent Company Guarantee to Buyer. If the Agreement is assigned by Owner to the EPC Contractor, the EPC Contractor (in its capacity as Buyer) will provide a Buyer Parent Company Guarantee substantially in the form of Appendix D (Form of Buyer Parent Company Guarantee) issued by the EPC Contractor’s parent company in favor of Seller and up to an amount equal to the Contract Price, which Buyer Parent Company Guarantee shall remain valid until receipt by Seller of the final payment of the Contract Price.

7.9	Seller Credit Support

Within thirty (30) Days of the Effective Date the Agreement, Seller shall provide a Seller Parent Company Guarantee substantially in the form of Appendix H (Form of Seller Parent Company Guarantee) issued by Seller’s Guarantor in favor of Buyer and covering Seller’s obligations under the Agreement.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

7.10	Payment Not Acceptance

No partial or final payment made by Buyer shall be construed as a waiver of any breach hereof by Seller or as an acceptance of defective portions of the performance by Seller hereunder or of any of the performance of Seller’s obligations hereunder that does not strictly comply with all requirements of the Agreement.

8.	TAXES AND DUTIES

8.1	Seller Taxes; Buyer Taxes

Seller shall be responsible for and shall pay all Seller Taxes. Buyer shall be responsible for and shall pay all Buyer Taxes (or reimburse Seller for Buyer Taxes in the event Seller is required to remit any Buyer Taxes directly to taxing authorities). If Buyer deducts or withholds Seller Taxes from the Contract Price, for each deducted or withheld amount of Seller Taxes, Buyer shall provide Seller, within thirty (30) Days from payment of Seller Taxes, with the official receipt issued by the appropriate Governmental Authority to which Seller Taxes have been paid or an alternative document acceptable to the relevant tax authorities. In respect of taxes to be withheld, if any, Buyer shall comply with any applicable bilateral conventions against double taxation. If Buyer requires tax residence certificates from Seller to apply an exempted or reduced tax regime, Seller shall submit the appropriate certificates, upon Buyer’s written request. If Buyer, under the applicable Laws of any country other than Seller’s country of incorporation, deducts or withholds Seller Taxes, Buyer shall pay additional amounts to Seller so that Seller receives the full amount of the Contract Price, as though no such Seller Taxes had been deducted or withheld.

8.2	Exemptions

If either Party benefits from any tax, fee or Duty exemption (a “Benefitted Party”) applicable to the other Party or its Subcontractors (the “Other Party”), such Benefitted Party agrees to provide the Other Party, without charge, before invoicing, or before any other relevant event, documentation acceptable to supporting the tax or customs authorities supporting the exemption, together with instructions for the Other Party on the procedure for the exemption. Pursuant to state Law, certain tax and incentive programs are available to qualifying manufacturers in certain circumstances, including the Louisiana Quality Jobs Program, Enterprise Zone Program, and the Manufacturing Machinery and Equipment sales tax exclusion (collectively, the “Rebatable Louisiana Sales and Use Tax”). Owner has not determined which, if any, of these programs it will pursue. Seller shall cooperate with and assist Buyer and Owner and any designated tax and incentive consultant, and shall require Subcontractors to cooperate with and assist Buyer and Owner and any designated tax and incentive consultant, in obtaining tax and incentive benefits under these and any other available programs. Such assistance may include, but is not limited to, documenting purchase transactions, providing reports and supporting documents required to be submitted to obtain the tax and incentive benefits, and acting as agent for Owner in connection with the purchase of manufacturing machinery and equipment. If the determination of the proper amount of such Rebatable Louisiana Sales and Use Tax assessed on the Seller work is dependent upon knowing the actual cost incurred by Seller or its Subcontractors for the compensation of such Seller work, that portion of the audit

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

devoted to reviewing the actual cost incurred by Seller or its Subcontractors for such Seller work shall be performed by Buyer or Owner’s tax consultant, which shall be retained by Buyer or Owner at Owner’s sole expense. The Parties agree that (unless the amount of Rebatable Louisiana Sales and Use Tax properly payable for the Seller work is subject to audit, litigation, arbitration, subpoena or summons issued by a Governmental Authority) such tax consultant shall not disclose to Buyer or Owner the actual cost incurred by Seller or its Subcontractors for such work, but the Parties agree that such tax consultant may report to Buyer or Owner the proper Rebatable Louisiana Sales and Use Taxes properly payable under applicable Law. No access to documents shall be granted to Buyer or Owner’s tax consultant until such tax consultant has signed a confidentiality agreement with Seller and any applicable Subcontractor with terms customary in the audit industry for audits of this kind.

8.3	No Taxes Included

The Contract Price does not include any Buyer Taxes. Therefore if any Buyer Taxes are required to be collected by Seller, such Buyer Taxes will be added to the Contract Price. For Country sales and use tax, and in other jurisdictions where applicable, Buyer may report or remit sales taxes or similar taxes directly if Buyer timely provides a direct pay or exemption certificate to Seller.

8.4	Exemptions for Steel and Aluminum Imports

Seller shall provide all reasonably requested support and assistance to Owner and Buyer related to such filings (including any joint filings by Owner and Seller or its Affiliates) or deliverables that are necessary or appropriate to request an exclusion or exemption from the remedies instituted in Presidential Proclamations Adjusting Imports of Steel Into the United States and Adjusting Imports of Aluminum Into the United States under Section 232 of the Trade Expansion Act of 1962 or similar tariff measures; although Seller does not guarantee that it will achieve any particular results related to Seller’s support so provided. Such assistance may include, but is not limited to, documenting purchase transactions and providing reports and supporting documents required to be submitted to obtain the exclusion or exemption. If and to the extent the same would (to Seller’s knowledge) reasonably be expected to result in Buyer becoming liable hereunder for the payment of additional amounts in relation to tariffs or Duties, Seller shall consult with Buyer in good faith in relation to the selection of an alternative Approved Subcontractor not located in Asia.

9.	DELIVERY, TITLE TRANSFER, RISK OF LOSS, STORAGE

9.1	Delivery

Seller shall deliver equipment for each Liquefaction Train DDP the marine offloading facility(ies) adjacent to the Site as designated by Buyer to Seller for the items to be delivered by ocean vessel or barge (Incoterms 2020) and DDP the Site for the items to be delivered by truck (Incoterms 2020) (collectively, the “Delivery Point”). Except for those

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

obligations expressly set forth in the applicable Incoterms 2020 or as specifically provided under the Agreement, Seller shall not be liable in any claim asserted by Buyer with respect to delivery of the Liquefaction Trains beyond the Delivery Point. The date of delivery for each Liquefaction Train is the date on which such Liquefaction Train in its entirety is delivered in accordance with this Clause 9.1 per the Incoterms to the Delivery Point, or if applicable, to a transshipment facility, as shall be directed by Buyer to Seller from time to time and set forth in a Change Order. For the avoidance of doubt, delivery of an individual Liquefaction Train for purposes of the Agreement shall occur only when Seller has complied with all of its delivery obligations hereunder for that individual Liquefaction Train in its entirety. Except as otherwise provided in the Project Schedule or authorized in writing by Buyer, Seller shall not deliver the Liquefaction Trains (as provided in the Project Schedule) to the Delivery Point in each case more than [***] prior to the last day on which Buyer, in each case, would be entitled to payment of a bonus pursuant to Clause 6.7. Upon delivery, Buyer shall unload delivered items within a reasonable time, and for all ocean vessel/barge shipments no later than [***] from delivery.

9.2	Seller Replacement of Non-Conforming Items

If after delivery to the Delivery Point, Buyer discovers any item of a Liquefaction Train that has been damaged prior to delivery or that fails to conform with the requirements of the Agreement, then after receiving written notification of such non-conformance, the Seller shall promptly repair or replace such item or items, at Seller’s sole cost and expense in accordance with Clause 17.

9.3	Title; Risk of Loss

Title to each item of the Liquefaction Train shall pass from the Seller to the Buyer as follows:

(a)

for each such item shipped from within the United States, directly to the Delivery Point or a mutually agreed storage location selected by the Parties pursuant to Clause 9.4, upon the earlier of (i) when Seller makes such item available for shipment from the warehouse or from the manufacturer’s factory and (ii) payment by Buyer to Seller for such item;

(b)

for each such item shipped from the European Union, directly to the Delivery Point or a mutually agreed storage location selected by the Parties pursuant to Clause 9.4, upon the earlier of (i) when such item has been cleared for export, or (ii) when such item departs from the territorial land, sea and overlying airspace of the country from which such item is shipped; and

(c)

for each such item shipped from within any other country, directly to the Delivery Point or a mutually agreed storage location selected by the Parties pursuant to Clause 9.4, when such item departs from the territorial land, sea and overlying airspace of the country from which such item is shipped.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Seller shall maintain the risk of loss of each Liquefaction Train until such Liquefaction Train is delivered to the Delivery Point. Buyer shall only be responsible for risk of loss of each Liquefaction Train once such Liquefaction Train has been properly delivered to the Delivery Point.

9.4	Storage Locations

If any Liquefaction Train cannot be delivered to Buyer in accordance with the delivery terms herein due to Buyer’s request or any cause attributable to Buyer or its Affiliates and its or their officers, servants, agents, employees, sub-contractors, suppliers, and/or assigns, including transportation, staging, storage, or shipping service providers, upon notice to Buyer, Seller may ship such Liquefaction Train to a storage location mutually agreed to by Buyer and Seller; provided that Seller is not obligated to store or maintain any Liquefaction Train at Seller’s site past the Delivery Date for such Liquefaction Train. If such Liquefaction Trains are placed in a storage location pursuant to the preceding sentence of this Clause 9.4, the following conditions shall apply: (a) any amount of the Contract Price otherwise payable to Seller upon delivery to the Delivery Point shall be invoiced by Seller and payable by Buyer within thirty (30) Days of receipt by Buyer of such invoice and related documentation, including certification by Seller as to cause for storage; (b) all reasonable and documented incremental expenses incurred by Seller, such as for preparation for and placement into storage, handling, inspection, preservation, insurance, storage, removal charges and any taxes shall be reimbursed by Buyer upon submission of Seller’s invoices and related documentation, including evidence of such incremental expenses; and (c) upon receipt of notice from Buyer and payment of all undisputed amounts due under this Clause 9, Seller shall resume delivery of the Liquefaction Trains to the originally agreed Delivery Point (and any transportation costs or Duties incurred in the transportation of the Liquefaction Trains from storage to the Delivery Point shall not be subject to the limitation on Transportation Costs set forth in Clause 7.1). In the event the storage period extends for longer than [***], the Parties shall reconvene to agree on the schedule to reach delivery. To the extent shipment to storage of any of the Liquefaction Trains causes a delay in Seller’s schedule for delivery of the remaining Liquefaction Trains to be delivered hereunder, then Seller shall have the right to request a Change Order for adjustment of the Delivery Date for such remaining Liquefaction Trains.

10.	SELLER’S OBLIGATIONS

10.1	Compliance with Law

Seller shall, in performing its obligations under the Agreement, comply in all respects with all applicable professional standards, permits and Laws, rules, codes and regulations and the Liquefaction Train System shall be in full compliance with all applicable professional standards, permits and Laws, rules, codes and regulations. Seller shall perform its obligations hereunder in accordance with the Project Schedule. Seller shall only use qualified personnel to perform its obligations hereunder. Seller shall be responsible for obtaining all licenses, permits and approvals from all Governmental Authorities that are required for Seller to perform its obligations under the Agreement.

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11.	BUYER’S OBLIGATIONS

11.1	Access to and Possession of the Site

Access to the Site, including the use of Owner’s rights of way and easements, shall be granted to Seller by Buyer, only to the extent necessary and for the sole purpose of Seller performing its obligations under the Agreement.

11.2	Access not exclusive

The access to the Site provided by Buyer shall not be exclusive to Seller.

11.3	Personnel for Acceptance Tests

When each Liquefaction Train or Liquefaction Train System is ready for any acceptance or testing that is required under Appendix C (Scope of Supply & Project Schedule), Owner and/or Buyer shall provide the normal operating and maintenance personnel under the technical direction and supervision of Seller pursuant to the Services Agreement for such testing. For the avoidance of doubt, Seller’s personnel shall never be deemed to be Buyer’s or Owner’s employees, and vice versa.

11.4	Electricity, Water and Gas

Buyer shall be responsible at its own costs for the provision of all utilities, including but not limited to electricity, natural gas and water (including drinking water) for activities necessary to be performed on Site. Buyer shall also be responsible for and bear the costs of all arrangements for connection, metering and distribution.

11.5.	Organization on Site

Seller shall cause its personnel and its Subcontractor’s personnel to observe and comply with all safety and security protocols of Buyer when such personnel are on the Site, provided that Seller has been made aware of such safety and security protocols requirements.

12.	DOCUMENTATION BY SELLER

12.1	Reports

Seller shall prepare and submit to Buyer at the appropriate time the progress reports as detailed in Appendix C (Scope of Supply & Project Schedule). Seller shall submit all such other information and reports in relation to the Liquefaction Train System as Buyer shall reasonably request from time to time.

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12.2	Submission of Technical Documentation

Appendix C (Scope of Supply & Project Schedule) specifies which Technical Documentation is to be submitted to Buyer by Seller. Seller shall submit such Technical Documentation to Buyer within the time required in Appendix C (Scope of Supply & Project Schedule). The Technical Documentation is required to be provided by Seller to Buyer. Buyer may give comments on any Technical Documentation submitted within [***] of Buyer’s receipt thereof, unless otherwise mutually agreed by Buyer and Seller, and Seller shall make the appropriate revisions to such Technical Documentation. The Technical Documentation shall include Seller’s standard Operation and Maintenance Manuals and the functional descriptions, in sufficient detail, to enable competent personnel to operate, maintain and repair the Liquefaction Train System.

12.3	Errors in Technical Documentation

Seller shall be liable for any Costs incurred in correcting any discrepancies, errors or omissions in the Technical Documentation prepared by it or its Subcontractors or on their behalf.

13.	MACHINERY, EQUIPMENT, SPARE PARTS AND WORKMANSHIP

13.1	Manner of Execution

The Liquefaction Train System shall be manufactured in the manner set out herein, including Clause 5, and in Appendix C (Scope of Supply & Project Schedule).

13.2	Quality of Materials

The Liquefaction Train System shall be brand new and unused, and all parts and components thereof shall be brand new and unused, upon delivery and shall in any event be in accordance with the standards and other requirements set forth in the Agreement.

13.3	Spare Parts

Not later than [***] prior to the Delivery Date of the first Liquefaction Train under the Agreement, Seller shall deliver to Buyer a detailed list and pricing proposal for all Subcontractor and Seller-recommended spare parts for operating and maintaining the Liquefaction Train System (including components and systems of each such Liquefaction Train System) (“Spare Parts”). Within [***] thereafter, Buyer shall specify in writing (via a Change Order) which items on the list of Spare Parts it wishes to purchase and the time (in accordance with Seller’s proposal) when such items should be delivered to a location designated by Buyer. The amount due from Buyer to Seller in connection with Spare Parts shall be based on current market prices.

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14.	TESTING AND RIGHT TO INSPECT DURING MANUFACTURING

14.1	Documents

Seller documents that are included as Deliverables in Appendix C (Scope of Supply & Project Schedule) and annotated with an “A”, including Technical Documentation, shall be submitted to Buyer for approval, in accordance with the Project Schedule. Such documents shall be submitted to Buyer in substantially complete packages for each Liquefaction Train to be delivered hereunder.

14.2	Inspection and testing during manufacturing

Each Buyer Inspection Party shall be entitled during the manufacturing of the Liquefaction Train System to inspect and examine the materials and workmanship in accordance with the inspection test plan to be mutually agreed upon in accordance with Appendix C (Scope of Supply & Project Schedule), to attend any scheduled test of the Liquefaction Train System (or major components thereof) on Seller’s premises during working hours, and to check the progress of manufacture of the Liquefaction Train System (or major items thereof) to be supplied under the Agreement during normal business hours. If components of the Liquefaction Train System are being manufactured on other premises, Seller shall, upon receipt of written request from Buyer or Owner, make commercially reasonable efforts to obtain for the Buyer Inspection Parties permission to inspect, examine and attend any test, provided that such inspection, examination or attendance of tests shall not delay the execution of the works (without prejudice to Clause 14.3). Such inspection, examination or attendance of tests, if made, shall not grant access to areas of Seller’s facilities not related to the execution of Seller’s obligations under Appendix C (Scope of Supply & Project Schedule) or where other work of a proprietary nature is being performed.

14.3	Dates for inspection and testing

(a)

Each Buyer Inspection Party shall have the right to witness such activity of inspection or testing required in accordance with Appendix C (Scope of Supply & Project Schedule). Buyer and Owner each shall have the right to ask for additional witness points during the manufacturing of the Liquefaction Trains, subject to Seller’s right to request a Change Order for any adverse impact on the delivery of the Liquefaction Trains as a result of such additional witness points.

(b)

The Parties shall agree (at least thirty (30) Days prior to the proposed date) on the date on, and the place at, which the Liquefaction Train System and/or portion(s)/module(s) will be ready for inspection and/or testing. Should any postponement become necessary, Seller shall provide written notification of the same at least three (3) Working Days prior to the originally scheduled date. Each of Buyer and Owner shall give Seller two (2) Working Days’ notice in writing of its intention to attend the tests, or ask for a postponement of not more than twenty-four (24) hours if required.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(c)

Should Buyer or Owner not attend the tests at the place and on the date which Seller has stated in its notice, Seller may proceed with the tests and Seller shall forthwith forward to Buyer and/or Owner the test results together with supporting data and written notice of required corrections, if any, which notice will state each respect in which the equipment is not in conformance with the Agreement, and perform all such corrections to the equipment to ensure that the equipment complies with the Agreement.

(d)

If Buyer or Owner decides, at receipt of the test results, that the test should be repeated in its presence (even though the test results, in the opinion of Seller, were satisfactory), all the consequences of such repeat test (additional Cost and delay suffered by Seller) shall be borne by Buyer, unless such repeat tests give results materially not in accordance with the Agreement, in which case they shall be borne by Seller. If, however, neither Buyer or Owner notifies Seller, within five (5) Working Days after receipt of the test results, that it has decided that the test should be repeated in its presence, Seller shall not be obliged to repeat such test.

(e)

Seller shall provide at least ten (10) Days’ advance notification to Buyer or a third party, acting on Buyer’s behalf, of any inspection or test in accordance with the procedures set forth in Appendix E (Quality Assurance and Quality Control). Buyer and Owner shall have the right to add by written notice to Seller witness points and/or holding points, either for Buyer or Owner or any such third party.

14.4	General right to inspect during manufacturing

Each Buyer Inspection Party shall be entitled to inspect the Liquefaction Train System during Seller’s manufacturing at Seller’s facilities, during working hours after having given to Seller a reasonable notice. Any inspection of the Liquefaction Train System by any Buyer Inspection Party shall not release Seller from any obligation under the Agreement nor constitute an acceptance by Buyer or any other party of any portion of the Liquefaction Train System inspected or tested.

14.5	Certificate of testing

As and when the Liquefaction Train System shall have passed the factory acceptance testing referred to in Section 1.6 of Appendix C (Scope of Supply & Project Schedule) during the manufacturing (the “Factory Acceptance Tests”), Seller shall, within thirty (30) days following completion of any Factory Acceptance Test, whether such Factory Acceptance Test passed or failed, provide the factory report with all required supporting data (including any anomalies encountered during the Factory Acceptance Test), signed by Seller and the factory performing such Factory Acceptance Tests and deliver the same to Buyer. All reports and related documentation associated with the Factory Acceptance Tests shall be stored in the manufacturing data books prepared in accordance with Seller’s standard practice, and all such manufacturing data books will be finally delivered to Buyer in electronic form no later than ninety (90) Days after the final Delivery Date.

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14.6	Failure on tests or inspection

If as a result of any inspection, examination or test of the Liquefaction Train System, Buyer or Owner, as the case may be, shall consider with reasonable justification that the Liquefaction Train System and/or portion(s)/module(s) contain any Defect or is not in accordance with the Agreement, Buyer or Owner, as the case may be, shall notify Seller accordingly stating in writing its objection and reasons therefore. Seller shall promptly investigate Buyer’s or Owner’s claim, and if a Defect is found to exist, Seller shall rework and reperform its obligations under Appendix C (Scope of Supply & Project Schedule) necessary to remedy the Defect and bring the results of Seller’s performance of its obligations under Appendix C (Scope of Supply & Project Schedule) back in conformance with the requirements of the Agreement. Thereafter, if a Defect in any component of a Liquefaction Train is discovered before the delivery of such Liquefaction Train to the Delivery Point, if requested by Buyer or Owner, as the case may be, the necessary tests not passed shall be repeated under the same terms and conditions, provided that all Costs resulting from the repetition of the tests shall be for Seller’s account.

14.7	Right to inspect by others

In exercising its rights to inspect the Liquefaction Train System and/or to attend any tests under the Agreement, each of Buyer and Owner shall, upon consent of Seller and at Buyer’s cost, be entitled to be accompanied by any Lenders, Lender’s Engineer, advisor(s) of Buyer, or any adjusters or insurers’ representatives, provided that such accompanying Persons may be first required by Seller to enter a separate non-disclosure agreement with Seller. Seller shall allow all such Persons the same rights of inspection and test attendance as are enjoyed by Buyer or Owner pursuant to the Agreement, whether or not such inspection or attendance is made with Buyer or Owner, provided that such Persons may be first required by Seller to enter a separate non-disclosure agreement with Seller.

15.	DELIVERY OF THE LIQUEFACTION TRAINS

15.1	Delivery

Unless Buyer shall otherwise direct, no Liquefaction Train shall be delivered except in accordance with the schedule of Delivery Dates in the Project Schedule.

15.2	Packing and Marking

The Liquefaction Train System and/or portion(s)/module(s) shall be packed in boxes/containers or packing/packaging in accordance with Seller’s standards set forth in Appendix C (Scope of Supply & Project Schedule).

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15.3	Detailed specification and procedure

On or before ten (10) Days prior to the Delivery Date of a component of a Liquefaction Train, Seller shall prepare and submit to Buyer, for information and approval, the detailed specification of packing and marking, specify the type and number of documents to be prepared and transmitted, with the form for each of them, all in accordance with the Agreement. Not less than ninety (90) Days prior to the first Delivery Date, the Parties shall meet and discuss the shipping procedures, including marking, cargo list preservation, preservation requirements and other related matters. With respect to equipment identified by either Party as suitable for direct delivery to or offloading at the Delivery Point, Seller shall consult with Buyer in advance of vessel reservation, and the Parties shall mutually agree on reasonably acceptable selection criteria with respect to the vessels to be used for such direct deliveries or offloading.

15.4	Warranty of ownership

Seller warrants and guarantees title to the Liquefaction Train System provided under the Agreement, and Seller warrants and guarantees that title and ownership thereto shall pass to and vest in Buyer, as agreed in the Agreement, free and clear of any and all Liens.

16.	COMPLIANCE WITH LAWS, CODES AND STANDARDS

16.1	Contract Price Basis

The Contract Price is based on Seller’s design, manufacture, testing and delivery of the Liquefaction Train System pursuant to:

(a)	Seller’s design criteria, manufacturing processes and procedures and quality assurance program;

(b)

those industry specifications, codes and standards that are (i) identified in Appendix C (Scope of Supply & Project Schedule) or (ii) otherwise applicable to the Liquefaction Train System or Seller’s obligations under the Agreement;

(c)	those Laws in effect as of the Effective Date, which are applicable to the Liquefaction Train System or Seller’s obligations under the Agreement; and

(d)	the specifications and other requirements contained in the Agreement, including Appendix C (Scope of Supply & Project Schedule).

16.2	Export Controls

The Parties agree to comply with all applicable export control and economic sanctions Laws in the performance of the Agreement, including any restrictions or conditions regarding the export, re-export, or other transfer of the Deliverables under the Agreement that are in effect now or are hereafter imposed by the any Governmental Authority. Each Party shall be responsible for its own compliance with applicable export control and economic sanctions Laws with regards to their Affiliates, employees, facilities and activities. These restrictions and conditions include, but are not limited to, (a) restrictions and export licensing requirements governing the export, re-export, or other transfer to other

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

persons, entities, or countries of the Deliverables under the Agreement, (b) restrictions and export licensing requirements governing the export or other transfer of foreign-developed information that incorporates the Deliverables under the Agreement, (c) any applicable restrictions on the export, re-export, or other transfer of the Deliverables under the Agreement to countries and Persons that are subject to applicable sanctions, embargoes, or other prohibitions, and (d) any applicable restrictions on the export or other transfer of the direct product of technical data. Each Party shall notify the other Party in writing prior to transferring any commodity, software or technology that is: (i) controlled at a level greater than EAR99 or Anti-Terrorism controls under the Export Administration Regulations (“EAR”); or (ii) subject to the jurisdiction of an export control regime other than the EAR. Seller acknowledges that, in connection with the performance of the Agreement, the export and customs Laws and regulations of the Country apply to the furnishing and shipment of the Liquefaction Train System.

16.3	Nuclear Activity Restrictions

The Liquefaction Train System sold hereunder is not intended for application (and shall not be used) in connection with any nuclear installation or activity and Buyer warrants that it shall not use the Liquefaction Train System for such purposes, or permit others to use or permit others to use the Liquefaction Train System for any such purposes. If, in breach of the foregoing, any such use of the Liquefaction Train System sold hereunder occurs, Seller shall have no liability for any nuclear or other damage, injury or contamination, and Buyer shall indemnify Seller, its Affiliates and suppliers of every type and tier against any such liability, whether arising as a result of breach of contract, warranty, indemnity, tort (including negligence), strict liability or otherwise.

16.4	Required Authorizations

Notwithstanding any other provisions herein, Seller shall be responsible for timely obtaining of any required authorization, such as an import license, foreign exchange permit, work permit or any other authorization from a Governmental Authority that are required for Seller to perform its obligations under the Agreement.

16.5	Anti – Corruption

(a)

Each Party represents, warrants and covenants to the other Party that neither the representing Party, nor any of its Affiliates (or any of their respective principals, partners or funding sources), is currently (i) a Person designated by the U.S. Department of Treasury’s Office of Foreign Assets Control as a “specially designated national or blocked person” (“SDN”) or similar status, (ii) a person otherwise identified by a government or legal authority as a person with whom the other Party is prohibited from transacting business; (iii) directly or indirectly owned or controlled by an SDN or the government of any country that is subject to an embargo by the government of the Country; or (iv) a Person acting on behalf of an SDN or a government of any country that is subject to an embargo by the government of the Country. Each Party agrees that it will notify the other Party in writing immediately upon the occurrence of any event that subsequently results in any of the designations set forth in this Clause 16.5(a).

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(b)

Each Party shall, in the performance of the Agreement, comply with all Laws, orders, directives, and regulations in effect on the Effective Date and as they may be amended from time to time that are applicable to such Party. Notwithstanding anything contained herein to the contrary, the Agreement shall not be interpreted or applied so as to require either Party to do, or to refrain from doing, anything that would constitute a violation of federal or state laws and regulations applicable to it, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. § 78dd-2, the OECD Anti-Bribery Convention, the U.K. Bribery Act of 2010, E.U. and E.U. member country anti-bribery and corruption laws, laws or regulations restricting participation in or compliance with certain foreign boycotts, directly or indirectly, as contained in the U.S. Export Administration Act of 1979, the U.S. Internal Revenue Code or any similar statute, regulation, order or convention binding on such Party, as each may be amended from time to time, and including implementing regulations promulgated pursuant thereto (collectively, the “Anti-Corruption Laws”). Without limiting the foregoing, each Party agrees on behalf of itself, its Affiliates and their respective directors, officers, employees, agents and contractors, not to pay any fees, commissions or rebates to any employee, officer or agent of the other Party or its Affiliates or their respective shareholders, or provide or cause to be provided to any of them any gifts or entertainment of significant cost or value in connection with the Agreement or in order to influence or induce any actions or inactions in connection with the commercial activities of the Parties in connection with the Agreement.

(c)

Each Party represents, warrants and covenants with respect to itself and its Affiliates that (i) it and its Affiliates are being and have been operated in compliance in all material respects with the Anti-Corruption Laws, (ii) neither it nor any of its Affiliates has received any written notice or claim alleging any material violation under any of the Anti-Corruption Laws, and (iii) neither it nor any of its Affiliates, nor any of their respective directors, officers, or employees (or, to the best of the representing Party’s knowledge and belief, any partner, intermediary or other Person acting or purporting to act on behalf of such Party or any of its Affiliates) has knowingly directly or indirectly paid, offered, given, promised to pay or authorized the payment of any money or anything of value to (A) any candidate for public office, any past or present employee, director, officer, official, representative or agent of any government, government or legal authority, instrumentality, or any public international organization (“Government Official”), (B) any Person acting for or on behalf of any Government Official, or (C) any other Person at the suggestion, request, direction or for the benefit of any of the above-described Persons to obtain, retain or direct business or to obtain special concessions or pay for favorable treatment for business secured or for special concessions already obtained.

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(d)

Neither Seller, nor any of its Affiliates, directors, officers, employees or agents, shall use its relationship with Buyer to attempt to disguise the sources of illegally-obtained funds. Seller further represents and warrants that no such attempt of the sort described in this Clause 16.5(d) has been made prior to the Effective Date.

(e)

Each Party shall keep all records necessary to confirm compliance with this Clause 16.5 for a period of five (5) years following the year for which such records apply. If a Party asserts that the other Party is not in compliance with this Clause 16.5, the asserting Party shall notify the other Party indicating the type of non-compliance asserted. After such notification, the asserting Party may cause an independent auditor to audit the records of the other Party in respect of the asserted non-compliance. The costs of any independent auditor under this Clause 16.5(e) shall be paid (i) by the audited Party, if such Party is determined not to be in compliance with this Clause 16.5 or (ii) by the asserting Party, if the other Party is determined to be in compliance with this Clause 16.5.

(f)

Seller agrees to indemnify, defend, release and hold Buyer, Buyer’s Parties and its and their shareholders, directors, officers, employees, agents, consultants or representatives harmless from any penalties and fines assessed by government authorities arising out Seller’s breach of any or all of this Clause 16.5. Buyer agrees to indemnify, defend, release and hold Seller Parties harmless from any penalties and fines assessed by government authorities arising out Buyer’s breach of any or all of this Clause 16.5. Any breach of any of the representations, warranties and covenants in this Clause 16.5 shall be grounds for termination of the Agreement, and if Seller is the breaching Party, there shall be no further payments due to Seller upon termination.

17.	WARRANTY

17.1	Warranty; Warranty Period

(a)

Seller warrants to Buyer that (i) each Liquefaction Train shall be (A) free from defects in material, workmanship and title and (B) designed, engineered and manufactured in accordance with applicable Laws, the specifications referenced in the Agreement and the other requirements of the Agreement, and (ii) the performance by Seller of its obligations under Appendix C (Scope of Supply & Project Schedule) shall be free from defects and performed in accordance with applicable Laws and the other requirements of the Agreement. Except as set forth in Clause 17.2, the “Warranty Period” for the warranties in this Clause 17.1 shall be the period starting on the date of Substantial Completion of the Liquefaction Train for the first Liquefaction Train and ending upon: (i) in respect of the first [***] Liquefaction Trains set forth in the Project Schedule, the earlier of (1) [***] after the date of Substantial Completion of the Liquefaction Train System, and (2) [***] from the date that Seller delivered the applicable Liquefaction Train to the Delivery Point, and (ii) in respect of the last [***] Liquefaction Trains set forth in the Project Schedule, the earlier of (1)

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[***] after the date of Substantial Completion of the Liquefaction Train System and (2) [***] from the date that Seller delivered the applicable Liquefaction Train to the Delivery Point, provided that Buyer and Seller shall enter into the Preservation Agreement, for any Liquefaction Trains that are shipped to storage, if the storage period is for a period greater than [***].

(b)

Buyer may, from time to time during the Warranty Period, issue a Change Order (and Seller shall execute such Change Order) extending the Warranty Period for one (1) or more Liquefaction Trains for the number of months specified in such Change Order such total extension not to exceed [***]. Such Change Order shall increase the Contract Price by an amount equal to [***] per Month for each Month that the Warranty Period for [***] Liquefaction Trains is extended by Buyer pursuant to the preceding sentence.

17.2	Remedial Actions

(a)

If a failure to meet any of the warranties set forth in Clause 17.1 appears within the Warranty Period, Buyer shall promptly notify Seller in writing and make the defective component available for correction/inspection within a commercially reasonably time period thereafter. Seller, at its expense, shall thereafter correct any Defect by: (i) re-performing the defective performance of its obligations under Appendix C (Scope of Supply & Project Schedule); and (ii) repairing or replacing the defective Liquefaction Train System(s) or components thereof. Seller shall not be responsible for material removal or replacement of systems, structures or other parts of the Facility to grant Seller access to the Liquefaction Train System. Any repair, replacement or re-performance by Seller hereunder shall extend the applicable Warranty Period on such repaired, replaced or re-performed component of the Liquefaction Train System for a period of [***], provided that in no event shall the Warranty Period extend beyond [***] from the date of Substantial Completion of the Liquefaction Train System. Such warranty extension is in lieu of and not in addition to the extension of the Warranty Period for Serial Defects contemplated in Clause 17.2(c).

(b)

Seller shall not be liable for Defects that arise after the Warranty Period, as extended hereunder, has expired. The testing of any replaced or repaired parts of the Liquefaction Train System, equipment or components shall be performed in the same manner as originally contemplated under the Agreement, and Buyer shall be notified of and may be represented at all tests that may be made. Seller shall not be responsible for the removal or replacement of any systems, structures or other parts of Buyer’s facility, which were not provided by Seller, in order for Seller to gain access to the Liquefaction Train System.

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(c)

If, prior to the expiration of the Warranty Period, [***] of the same component of the Liquefaction Train System experience a Defect of an identical or nearly identical nature that causes or could reasonably be expected to cause an outage of a Liquefaction Train (herein, a “Serial Defect”), then Seller shall examine the cause of the Serial Defect and (i) undertake technical analysis of the underlying problem in order to determine (A) the root cause of such Serial Defect and (B) the repairs or replacements that may be required to avoid future occurrences of such Serial Defect, (ii) prepare and provide to Buyer and Owner a written report setting forth the results of such analysis, (iii) promptly redesign if necessary and repair or replace any Liquefaction Train, as necessary, and (iv) if such Serial Defect root cause requires redesign, repair or replacement of the defective component or Liquefaction Train, extend the Warranty Period for such redesigned, repaired or replaced component for an additional period of [***], all at no additional cost to Buyer or Owner. Such warranty extension for Serial Defects is in lieu of and not in addition to the extension of the Warranty Period contemplated in Clause 17.2(a).

(d)

If Seller fails to commence the corrective work for any Defects, Serial Defects or damage within a reasonable period of time not to exceed [***] after receiving notification by Buyer or Owner regarding such Defect, Serial Defect or damage, Buyer or Owner, at their sole discretion, may (in addition to any other remedies that each of them have under the Agreement) proceed to commence to correct such Defect, Serial Defect or damage at Seller’s risk and expense and the Costs incurred by Buyer or Owner, as the case may be, in performing such corrective work shall be paid by Seller.

17.3	Warranty Conditions

Seller does not warrant the Liquefaction Train System or any repaired or replaced parts against normal wear and tear or from the involvement in an accident. The warranties and remedies set forth herein are further conditioned upon:

(a)

the proper storage (to the extent it is the responsibility of Buyer or its Affiliates and its or their officers, servants, agents, employees, sub-contractors, suppliers, and/or assigns, including transportation, staging or storage, or shipping service providers), installation, operation, and maintenance of the Liquefaction Train System in conformance with the operation instruction and installation manuals (including revisions thereto) provided by Seller; and

(b)	repair or modification of the Liquefaction Train System pursuant to Seller’s instructions or approval.

Seller does not warrant any equipment or services of others designated by Buyer where such equipment or services are not normally supplied by Seller.

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17.4	Warranties Exclusive

[***]

THE PRECEDING PARAGRAPHS OF THIS CLAUSE 17 SET FORTH THE EXCLUSIVE REMEDIES FOR ALL CLAIMS BASED ON FAILURE OF OR DEFECT IN THE LIQUEFACTION TRAIN SYSTEM OR PERFORMANCE OF SELLER’S OBLIGATIONS UNDER APPENDIX C (SCOPE OF SUPPLY) PROVIDED UNDER THE AGREEMENT, WHETHER THE FAILURE OR DEFECT ARISES BEFORE OR DURING THE WARRANTY PERIOD AND WHETHER A CLAIM, HOWEVER INSTITUTED, IS BASED ON CONTRACT, INDEMNITY, WARRANTY, TORT/EXTRA-CONTRACTUAL LIABILITY (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS AND GUARANTEES WHETHER WRITTEN, ORAL, IMPLIED OR STATUTORY. NO IMPLIED STATUTORY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE SHALL APPLY.

18.	INTELLECTUAL PROPERTY

18.1	Work Product

Any concept, idea, product, process, technique, discovery, improvement, know-how, work of authorship (including without limitation documents, specifications, calculations, maps, sketches, notes, reports, data, models, samples, drawings, designs, videos and electronic software) or other information, including the Technical Documentation, in each case whether subject to copyright registration or patent protection or not, other than Seller Developed Intellectual Property, that was first conceived, reduced to practice or created by Seller or any of its employees or Subcontractors in the performance of its obligations hereunder and (a) was furnished by Seller to Buyer as a Deliverable under the Agreement or (b) is an improvement to or otherwise incorporates Buyer’s Background Intellectual Property or Buyer’s Developed Intellectual Property (collectively, “Work Product”) shall be the sole property of Buyer. Seller agrees to assign and hereby assigns to Buyer all rights, title and interest throughout the world in and to all Work Product, including all Intellectual Property therein.

18.2	Background Intellectual Property

As between the Parties, each Party exclusively owns all right, title, interest in the Background Intellectual Property created or acquired by it. Seller hereby grants to Buyer and Buyer’s Affiliates perpetual, irrevocable, royalty-free, transferable, worldwide, fully paid-up, non-exclusive license rights (including the right to grant sub-licenses to the rights granted to Buyer under this Clause 18.2 and to freely transfer the rights granted to Buyer under this Clause 18.2 to third parties, other than to Seller’s Competitors) [***]

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Seller expressly reserves all other rights in Seller Background Intellectual Property. Buyer hereby grants to Seller and Seller’s Affiliates perpetual, irrevocable, royalty free, transferable, worldwide, fully paid-up, non-exclusive license rights [***].

18.3	Seller Developed Intellectual Property

As between Seller and Buyer, all improvements to the Background Intellectual Property of Seller that are first conceived, reduced to practice or created by Seller or any of its employees or Subcontractors in the performance of Seller’s obligations under the Agreement (the “Seller Developed Intellectual Property”) shall be owned by Seller, subject to Buyer’s rights in any Background Intellectual Property of Buyer contained therein. Seller hereby grants to Buyer and Buyer’s Affiliates perpetual, irrevocable, royalty free, transferable, worldwide, fully paid-up, non-exclusive license rights (including the right to grant sub-licenses and to freely transfer the rights granted to Buyer under this Clause 18.3 to third parties other than the Seller Competitors) [***]. Seller expressly reserves all other rights in Seller Developed Intellectual Property.

18.4	Buyer Developed Intellectual Property

As between Seller and Buyer, all improvements to the Background Intellectual Property of Buyer that are first conceived, reduced to practice or created by Buyer or any of its employees, contractors or consultants in the performance of Buyer’s obligations under the Agreement (the “Buyer Developed Intellectual Property”) shall be owned by Buyer, subject to Seller’s rights in any Background Intellectual Property of Seller contained therein.

18.5	Instruments of Service

All reports, design drawings, specifications, field data and notes, calculations, estimates and other documents prepared in the performance of Seller’s obligations under the Agreement by Seller or any of its employees or Subcontractors as instruments of service, other than any such items that are Work Product and other than any items that include Buyer Developed Intellectual Property and/or Buyer’s Background Intellectual Property (collectively, the “Instruments of Service”), shall remain Seller’s property. Seller hereby grants to Buyer and Buyer’s Affiliates perpetual, irrevocable, royalty free, transferable, worldwide, fully paid-up, non-exclusive license rights [***].

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18.6	Outside Intellectual Property

(a) Seller shall not use any trade secret, invention, work of authorship, software, patent or protectable design conceived or developed by a party other than Buyer or Seller (collectively, the “Outside Intellectual Property”) in connection with the Agreement unless Seller has secured the rights to use such Outside Intellectual Property for the benefit of Buyer. To the extent Seller uses such Outside Intellectual Property in connection with the Agreement and to the extent that Seller has the legal and contractual right to do so, Seller hereby grants to Buyer and Buyer’s Affiliates perpetual, irrevocable, royalty free, transferable, worldwide, fully paid-up, non-exclusive license rights (including the right to grant sub-licenses to the rights granted to Buyer under this Clause 18.6 and to freely transfer the rights granted to Buyer under this Clause 18.6 to third parties) [***].

(b) Upon Buyer’s request, Seller agrees to provide, without any additional charge, a copy of the Exchanger Design and Rating native file for the dynamic simulation of the Liquefaction Train (the “EDR File”) generated by the supplier of the Cold Boxes. Subject to Clause 22, Buyer shall have the right to use the EDR File for the sole purpose of (i) [***], and (ii) [***]. Except for the use rights set forth herein, nothing in the Agreement is deemed to grant or transfer any Intellectual Property Rights in the EDR File to Buyer. The EDR File shall not be considered a Deliverable and shall be provided by Seller “AS IS” without warranties of any kind.

18.7	Restrictions on Use

Except to the extent required by applicable Law, copies of any Work Product, Seller Developed Intellectual Property or Instruments of Service shall not be released to any other party by Seller, or to any Seller Competitors, or used by Seller for any purpose that is unrelated to the Facility, except in response to a subpoena, court order or other legal process, or to the extent that the foregoing materials were already within the public domain or in the possession of third parties, without the prior written approval of Buyer, which Buyer may withhold in its sole and absolute discretion and excepting that the Parties agree that the restrictions on use in this Clause 18 shall not preclude Seller from using, and Buyer

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specifically agrees, that Seller retains rights to use (including on subsequent projects or scopes of work with third parties) the Seller’s Know-How, Seller Developed Intellectual Property and Instruments of Service, but subject to the confidentiality obligations set forth in Clause 22. At the expiration or earlier termination of the Agreement, Seller shall promptly deliver to Buyer (but in any event, no later than thirty (30) Days from the date of such expiration or termination) all of the Work Product in all forms and formats including without limitation hard copies and electronic files on disks.

18.8	Notification and Indemnification

If either Party is made the subject of any Intellectual Property Claim, such Party shall promptly notify the other Party in writing. Buyer shall defend and indemnify Seller against those Intellectual Property Claims only to the extent that Seller’s allegedly infringing or misappropriating conduct is expressly requested in writing by Buyer. This indemnity shall not extend to any conduct of Seller which is discretionary to Seller. Seller shall defend, indemnify and hold the Buyer Parties harmless against any Losses arising from any Intellectual Property Claim. In no event shall Seller have such indemnity obligations for any Intellectual Property Claim arising from or in connection with any material modification by Buyer that was not authorized by Seller. Buyer shall (a) promptly notify Seller in writing of its receipt of such Intellectual Property Claim and (b) make no admission of liability and (c) not take any position materially adverse to Seller regarding such Intellectual Property Claim. Without limiting the foregoing, Seller shall, at its own expense and option, promptly, but in no event later than thirty (30) Days following the date of notice from Buyer (i) settle or defend the claim or any suit or proceeding and pay all damages and costs awarded in it against Buyer, (ii) procure for Buyer or reimburse Buyer for procuring, the right to continue using the deliverables from Seller’s performance of its obligations under the Agreement, including the infringing service, the Technical Documentation, Work Product, or other Intellectual Property giving rise to such Intellectual Property Claim, (iii) modify such infringing deliverables, including the Technical Documentation, service, materials, Work Product, or other Intellectual Property giving rise to such Intellectual Property Claim so that they become non-infringing or (iv) replace the infringing deliverables, including any Technical Documentation, service, materials, Work Product, or other Intellectual Property giving rise to such Intellectual Property Claim with non-infringing deliverables to the satisfaction of Buyer; provided that in no case shall Seller take any action which adversely affects Buyer’s continued use and enjoyment of the applicable service, materials, Work Product, or other Intellectual Property without the prior written consent of Buyer. Buyer’s acceptance of the materials, Deliverables, Work Product, and other equipment or any other component of Seller’s performance under the Agreement shall not be construed to relieve Seller of any obligation hereunder. The Buyer Parties agree to cooperate and assist Seller in the defense of any Intellectual Property Claims, at Seller’s cost. Any Buyer Party which seeks to settle any Intellectual Property Claim shall seek the prior approval of Seller, which approval shall not be unreasonably withheld, conditioned, or delayed, in respect of such settlement.

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18.9	Seller Simulation Models

Upon Buyer’s request, Seller agrees to provide, if and when requested by Buyer, without any additional charge, one permit for permission based access to Seller’s web-based service that provides access to a copy of the Liquefaction Train transient simulation model created, conceived or developed by Seller or any of its employees or Subcontractors based on a Subcontractor proprietary software named [***] (the “BH-Transient Liquefaction Train Simulation Model”), and, subject to Clause 22, Seller hereby grants to Buyer and Buyer’s Affiliates a, royalty free, non-transferable, non-sublicensable, worldwide, fully paid-up, non-exclusive license [***]. The BH-Transient Liquefaction Train Simulation Model shall not be considered a Deliverable and shall be provided by Seller “AS IS” without warranties of any kind.

18.10	Survival

The provisions of Clause 18 shall survive the completion or early termination of the Agreement.

19.	INDEMNITY AND LIMITATION OF LIABILITY

19.1	Indemnification

(a)

Seller shall indemnify, defend, release and hold harmless the Buyer Parties from any physical damage to property of third parties or injury to Persons, including death, to the extent resulting directly from the negligence or willful misconduct of Seller or its officers, servants, agents, employees, and/or assigns while engaged in activities relating to the Agreement. Buyer shall indemnify, defend, release and hold harmless the Seller Parties from any physical damage to property of third parties or injury to Persons, including death, to the extent resulting directly from the negligence or willful misconduct of Buyer, its officers, servants, agents, employees, and or assigns, while engaged in activities relating to the Agreement. In the event such damage or injury is caused by the joint or concurrent negligence of Seller and Buyer, the loss shall be borne by each Party in proportion to its negligence.

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(b)

For the purposes of this Clause 19.1 no portion of the Facility or the Site shall be considered third party property and Buyer and Owner release claims related to property damage to the Facility or the Site caused by Seller (and including those property damage claims caused by Seller’s negligence or willful misconduct); provided, however, Seller shall, to the extent directly caused by the negligence or willful misconduct of Seller, be responsible to Buyer and Owner (subject to the limitations of Clause 19.2 and Clause 19.3) for: [***], Seller shall reimburse Buyer and Owner (without duplication) for the deductible amounts related to the damage to the Facility or the Site.

19.2	Limit of Liability

EXCEPT, WITH RESPECT TO [***], THE TOTAL LIABILITY OF EACH PARTY FOR ALL CLAIMS OF ANY KIND, WHETHER IN CONTRACT, WARRANTY, INDEMNITY, TORT/EXTRA- CONTRACTUAL LIABILITY (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF OR RELATING TO THE PERFORMANCE OR BREACH OF THE AGREEMENT OR USE OF THE LIQUEFACTION TRAIN SYSTEM, SHALL NOT EXCEED [***]. BUYER’S PAYMENT OF THE CONTRACT PRICE SHALL NOT COUNT TOWARDS BUYER’S CONTRACT PRICE LIMIT OF LIABILITY HEREUNDER. FURTHER, WITH RESPECT TO SELLER’S FAILURE TO ACHIEVE (1) EACH OF THE LIQUEFACTION TRAIN PERFORMANCE GUARANTEES AND (2) EACH OF THE LIQUEFACTION TRAIN SYSTEM PERFORMANCE GUARANTEES, BUYER AGREES, AFTER ANY TERMINATION OF THE AGREEMENT BY BUYER, NOT TO ASSERT ANY CLAIMS AGAINST SELLER FOR MONETARY DAMAGES IN EXCESS OF [***]. FOR THE AVOIDANCE OF DOUBT, SELLER’S OBLIGATIONS UNDER A CLAIM FOR SPECIFIC PERFORMANCE ARE NOT LIMITED BY THIS CLAUSE 19.2.

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19.3	Waiver of Consequential Damages

IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, INDEMNITY, TORT/EXTRA CONTRACTUAL LIABILITY (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, SHALL EITHER PARTY OR ITS SUBCONTRACTORS OR SUPPLIERS BE LIABLE FOR LOSS OF PROFIT OR REVENUES, LOSS OF USE OF THE LIQUEFACTION TRAIN SYSTEM OR ANY ASSOCIATED EQUIPMENT, DOWNTIME COSTS, CLAIMS OF A PARTY’S CUSTOMERS FOR SUCH DAMAGES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES. THE WAIVERS SET FORTH IN THIS CLAUSE 19.3 SHALL NOT APPLY TO LIQUIDATED DAMAGES OR ANY THIRD PARTY INDEMNIFICATION CLAIMS UNDER THE AGREEMENT, PROVIDED THAT EACH OF THE SELLER EXCLUDED PARTIES AND BUYER EXCLUDED PARTIES SHALL NOT BE DEEMED A THIRD PARTY FOR THE PURPOSES OF THIS CLAUSE 19.3.

19.4	Seller Protection from Third Parties

If Buyer is furnishing Seller’s Liquefaction Train System to a third party by contract or using Seller’s Liquefaction Train System at a facility owned by a third party, Buyer shall [***].

20.	DISPUTE RESOLUTION

20.1	Disputes

Any dispute, controversy or claim between the Parties that arises out of, under or in connection with the Agreement, including its interpretation, performance, enforcement, termination, validity or breach (each a “Dispute”) shall be subject to resolution under this Clause 20, which shall be the exclusive dispute resolution method for any such Dispute. A Party wishing to declare a Dispute shall deliver to the other Party a notice identifying the disputed issue (a “Notice of Dispute”). Following the delivery of a Notice of Dispute, the Parties shall attempt in good faith to resolve such Dispute promptly through negotiation. If the Dispute has not been resolved within thirty (30) Days after the date on which the Notice of Dispute was delivered, then any Party shall be permitted to submit such Dispute to binding arbitration in accordance with Clause 20.2.

20.2	Arbitration

Any Dispute that is not resolved pursuant to Clause 20.1 shall be exclusively and definitively resolved through final and binding arbitration conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”), which (except as modified by this Clause 20.2) are deemed to be incorporated by reference into this Clause 20.2.

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(a)

The arbitration tribunal shall consist of three (3) arbitrators. One (1) arbitrator shall be appointed by Buyer, one (1) arbitrator shall be appointed by Seller, and the third arbitrator shall be selected by agreement of the first two (2) arbitrators. If either of the first two (2) appointments is not made within thirty (30) Days after the request for arbitration, or if the first two (2) arbitrators fail to agree on a third arbitrator within thirty (30) Days after the later of them has been appointed, the unfilled appointment will be made, at the request of either Party, by the ICC. No arbitrator appointed pursuant to this Clause 20.2(a) shall be an employee, agent, contractor, competitor or former employee, agent or contractor of, or have or have had any material interest (directly or indirectly) in the business of or in any Party or any of its Affiliates. Each arbitrator shall be knowledgeable with respect to engineering, procurement and construction contracts and shall be fluent in the English language.

(b)	Unless the Parties agree in writing otherwise:

(i)	the seat of arbitration shall be New York, New York, and the language to be used in the proceedings shall be English;

(ii)

the arbitrators shall, by majority vote, render a written award stating the reasons for their award within three (3) Months after any hearing conducted has been concluded. The arbitral award may contain such orders (including orders for specific performance, setoff, other equitable relief or monetary damages) in respect of or affecting any of the Parties (and/or any direct loss or damage suffered by any of them), as such arbitrators determine to be appropriate in the circumstances; provided that, except as expressly permitted by the terms of the Agreement, the arbitrators shall not have the authority to award any indirect, consequential or punitive damages;

(iii)	the Parties and the arbitral tribunal will ensure that the arbitration proceedings and any documents disclosed in such proceedings are kept strictly confidential; and

(iv)	the responsibility for the costs of the arbitration will be determined by the arbitral tribunal.

(c)

An arbitral award rendered in accordance with this Clause 20.2 shall be final and binding on the Parties. The Parties agree that any arbitral award made pursuant to this Clause 20.2 may be enforced against the Parties or their assets wherever they may be found and that a judgment upon the arbitral award may be entered (and any other applicable relief, including interlocutory relief, may be granted) in any court having jurisdiction on such matters, and subject to their respective obligations contained elsewhere in the Agreement, shall take all such actions as are necessary to give full and complete effect to the award which, in accordance with its terms, shall be binding upon and enforceable against them. The Parties may make an application to any court for the obtaining of any evidence (whether by discovery of documents, interrogatories, affidavits or testimony of witnesses or whatsoever), which the arbitrators direct shall be admitted in the arbitral proceedings.

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(d)

No Party shall be entitled to suspend its performance under the Agreement during the pendency of any Dispute or during the period during which any defaulting Party is attempting to remedy its non-performance of the Agreement within the periods prescribed therefor in Clause 28.

(e)

Nothing contained in this Clause 20 shall be construed to prohibit any Party from making an application to any court of competent jurisdiction for an order of specific performance or for other injunctive or equitable relief as long as the arbitral tribunal contemplated in Clause 20.2 has not yet been formed.

20.3	No Consolidation

Unless the Parties otherwise agree, no dispute, controversy or claim hereunder shall be consolidated with any other arbitration proceeding involving any third party.

21.	GOVERNING LAW

The validity, construction and performance of the Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof that would require the application of the laws of any other jurisdiction.

22.	CONFIDENTIALITY

22.1	Confidential Information

In connection with the Agreement, each Party (as to information disclosed, the “Disclosing Party”) may each provide the other Party (as to information received, the “Receiving Party”) with Confidential Information. “Confidential Information” means:

(a)	all pricing for Liquefaction Train System;

(b)	all information that is designated in writing as “confidential” or “proprietary” by Disclosing Party at the time of written disclosure, except Work Product; and

(c)

all information that is orally designated as “confidential” or “proprietary” by Disclosing Party at the time of oral disclosure and is confirmed to be “confidential” or “proprietary” in writing within ten (10) Days after oral disclosure, except Work Product.

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Any Confidential Information disclosed or revealed by the Disclosing Party shall remain the Disclosing Party’s property and the Receiving Party shall not use such Confidential Information for its own benefit or for the benefit of any third party nor shall the Receiving Party disclose to any third party any such Confidential Information disclosed or revealed to it by the Disclosing Party, except as permitted under the Agreement. The Receiving Party shall take every reasonable precaution to protect the confidentiality of Confidential Information.

The obligations of this Clause 22.1 shall not apply as to any portion of the Confidential Information that:

(i)	is or becomes generally available to the public other than from disclosure by Receiving Party, its representatives or its Affiliates;

(ii)

is or becomes available to Receiving Party or its representatives or Affiliates on a non-confidential basis from a source other than Disclosing Party when the source is not, to the best of Receiving Party’s knowledge, subject to a confidentiality obligation to Disclosing Party;

(iii)	is independently developed by Receiving Party, its representatives or Affiliates, without reference to the Confidential Information;

(iv)	is required to be disclosed by Law, a valid legal process or a Governmental Authority;

(v)	is approved for disclosure in writing by an authorized representative of Disclosing Party;

(vi)

is disclosed by Seller to its Affiliates and each of their agents, advisors, employees, consultants, contractors, officers, directors and representatives (collectively, the “Seller’s Representatives”) to the extent necessary to evaluate the Facility and provided that each such Seller’s Representative is advised of the confidential nature of such Confidential Information and agrees to be bound by provisions consistent with the provisions of the Agreement or is bound by professional obligations of confidentiality;

(vii)

is disclosed by Buyer to Owner, Owner’s Affiliates and each of their agents, advisors, employees, consultants, contractors, officers, directors, representatives, existing or potential investors, Lenders and existing or potential offtakers (and their respective consultants, advisors and agents) (collectively, the “Buyer’s Representatives”) to the extent necessary to evaluate the Facility and provided that each such Buyer’s Representative is advised of the confidential nature of such Confidential Information and agrees to be bound by provisions consistent with the provisions of the Agreement or is bound by professional obligations of confidentiality; or

(viii)	is disclosed by Buyer or Owner to any Governmental Authority in connection with the Facility.

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22.2	Restrictions on Use

Receiving Party agrees:

(a)	to use the Confidential Information only as permitted under the Agreement;

(b)	to take reasonable measures to prevent disclosure of the Confidential Information, except as permitted under the Agreement; and

(c)	not to disclose the Confidential Information to any Person other than its Representatives.

Any Confidential Information disclosed or revealed by the Disclosing Party shall remain the Disclosing Party’s property. Receiving Party agrees to obtain a commitment from any recipient of Confidential Information to comply with the terms of this Clause 22. Confidential Information shall not be reproduced without Disclosing Party’s written consent, and upon expiration or termination of the Agreement, the Receiving Party shall return to the Disclosing Party all Confidential Information in its possession or control, except to the extent that the Agreement entitles Receiving Party to retain the Confidential Information; provided, however, that the return of such Confidential Information shall not affect the license rights granted to Buyer pursuant to Clause 18.

22.3	Disclosure

If Receiving Party or any of its Affiliates or Representatives is required to disclose any Confidential Information pursuant to Clause 22.1(iv), the Receiving Party agrees to provide Disclosing Party with prompt written notice to permit Disclosing Party to seek an appropriate protective order or agency decision or to waive compliance by Receiving Party with the provisions of this Clause 22. In the event that efforts to secure confidential treatment are unsuccessful, Receiving Party may, to the extent lawful, revise the Confidential Information to make it non-proprietary or to minimize the loss of its proprietary value.

22.4	No License

Nothing in Clause 22 grants Receiving Party any license to any invention, patent, trademark or copyright now or later owned or controlled by Disclosing Party.

22.5	Available Remedies

Each Party acknowledges that money damages would not be a sufficient remedy for a breach of this Clause 22. The Parties acknowledge that any violation of this Clause 22 by the Receiving Party may cause the Disclosing Party irreparable harm that could not be fully remedied by monetary damages. Accordingly, if it appears that the Receiving Party has disclosed (or has threatened to disclose) Confidential Information in violation of the

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Agreement, the Disclosing Party shall have the right, in addition to, and not in lieu of, monetary damages or any other legal or equitable remedy available to it, to seek injunctive or other equitable relief from a court of competent jurisdiction, without the necessity of proving damages or posting any bond, as may be necessary to prevent any such violation.

22.6	No Public Announcements

Neither Party shall make any public announcement about the Agreement or related documents, including its existence, without prior written approval of the other Party.

22.7	Survival

As to any individual item of Confidential Information, the restrictions of this Clause 22 shall expire upon the earlier of five (5) years following the date of disclosure or three (3) years following termination or expiration of the Agreement, except with respect to Confidential Information that the Disclosing Party protects as a trade secret, for which the obligations set forth in this Clause 22 shall remain in effect as long as such Confidential Information remains a trade secret.

23.	INSURANCE

23.1.	Seller Coverage Requirements.

Seller shall secure, pay for, and provide, at no additional cost or expense to Buyer or Owner, the following insurance coverages during the term of the Agreement:

(a) Workers’ Compensation Insurance with statutory limits in accordance with all applicable state, federal and maritime laws, and Employer’s Liability Insurance with minimum limits of $[***] per accident/occurrence for bodily injury per accident, each employee for disease. No “alternative” forms of coverage will be permitted. If optional under state legal requirements, insurance must cover all employees regardless.

(b) Commercial General Liability Insurance with minimum limits of $[***] combined single limit per occurrence and $[***] in the aggregate, including, but not limited to, coverage for bodily injury liability, property damage liability, products liability including completed operations, personal/advertising injury liability, and sudden and accidental pollution. Buyer and Owner must be named as additional insured.

(c) Automobile Liability Insurance with minimum limits of $[***] combined single limit per accident/occurrence for bodily injury liability and property damage liability, including, but not limited to, coverage for all owned, hired and non-owned vehicles or automotive equipment used by or for Seller and including coverage for contractual liability for those liabilities assumed by the Contractor herein.

(d) Umbrella or Excess Liability Insurance with minimum limits of $[***] per accident/occurrence and in the aggregate in excess of the primary liability coverage and limits contained herein (except Workers’ Compensation Insurance, Property Insurance, and Professional Liability Insurance). This excess coverage shall be no less restrictive than the scope of the coverage afforded by the primary coverage outlined herein and shall have the same inception and expiration dates as Commercial General Liability Insurance.

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(e) Professional Liability Insurance, with minimum limits of $[***] combined single limit per occurrence and in the annual aggregate, covering liability stemming from errors or omissions or rendering or failing to render any professional services as required under the Agreement and, as such insurance is provided on a “claims made” basis, (1) with a retroactive date no later than the commencement date of services to be performed under the Agreement, and (2) this insurance is to remain in force or be maintained for at least three years following the completion of services under the Agreement.

(f) Cyber Liability Insurance with minimum limits of $[***] per occurrence and in the aggregate, coverage including, but not be limited to, infringement of intellectual property liability such as copyright, trademark, trade dress, invasion of privacy violations, information theft, damage to or destruction of electronic information, release of private information, alteration of data, extortion and network security. Coverage shall also include breach response costs and regulatory fines and penalties, as well as credit monitoring expenses with limits sufficient to respond to these obligations.

(g) Marine Liability Insurance for all vessels owned, operated, chartered, or brokered by or for Seller in connection with its work or services under the Agreement, Seller shall carry or require the owner or operator of such vessels to carry:

i.	Hull Insurance for replacement cost value of each vessel.

ii.

Protection and Indemnity Insurance with minimum limits of $[***] combined single limit per occurrence to cover liabilities arising out of the ownership, operation and use of any vessel including, but not limited to, coverage for contractual liability for those liabilities assumed by Seller herein, including coverage for crew and personnel on such vessels, with no exclusion for activities arising from the use of remote operated vehicles and submarines and diving operations (if these operations are to be performed under the Agreement), and including Collision and Tower’s Liability, Cargo Legal Liability (to the extent applicable), and coverage for liabilities for the removal of wreck or debris as compulsory under statute or where such wreck or debris interferes with the operations of Owner or third parties. Insurers shall waive any right to limit liability to the value of the vessel, but only with respect to indemnitees, only to the extent of the liabilities assumed, and, to the extent of the liabilities assumed, the policies (including any excess policies) shall be endorsed to provide full coverage to indemnitees, as additional insured, without regard to whether liability has been incurred “as owner” of the vessel and the phrase “as owner of vessel named herein” and all similar phrases purporting to limit the insurer’s liability to that of an owner shall be deleted. This insurance shall include

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coverage for pollution and cleanup liability on a sudden and accidental basis and, where applicable, insurance shall include coverage as provided under the latest Form SP-23 and must satisfy minimum coverage limit requirements under applicable law and include coverage for crew and personnel on such vessels, with no exclusion for activities arising from the use of remote operated vehicles and submarines and diving operations (if these operations are to be performed under the Agreement).

iii.

Charterer’s Legal Liability Insurance, on a form equivalent to the IG Club United Kingdom Mutual Assurance Association (Bermuda) Ltd. standard form of certificate and/or under their club rules for charterers’ risks, with minimum limits of $[***] combined single limit per occurrence to cover liabilities arising out of operation and use of any time or voyage chartered vessel including coverage for contractual liability for those liabilities assumed by Seller herein.

iv.

The insurance listed in (i), (ii) and (iii) above shall provide that seaworthiness of vessels used to perform services under the Agreement is accepted by insurers (or that insurers shall waive in favor of indemnitees, the vessel owner’s and/or Seller’s warranty of seaworthiness).

(h) To the extent of the liabilities assumed by Seller herein and to the extent permitted by applicable law, all insurance policies obtained by Seller that provide liability or property coverage related to the services or work under the Agreement shall be endorsed to provide that:

i.	Seller’s insurers waive their right of subrogation, excluding Professional Liability, (equitable or by assignment, express or implied, loan receipt or otherwise) against Company.

ii.

Seller’s insurers shall name Buyer, Owner and any other person designated by the Buyer as additional insureds, to the extent allowed by law (except for Workers’ Compensation Insurance, Property Insurance, and Professional Liability Insurance).

iii.	such insurance coverage is primary and non-contributory to any other insurance coverage afforded to Buyer or Owner.

iv.	the policy contains cross-liability coverage as provided under standard ISO forms’ separation of insureds clause.

(i) the inception of the Agreement, annually thereafter, and whenever requested, Seller shall furnish insurance certificates to evidence the insurance required herein. However, receipt of such certificates and endorsements shall not relieve Seller of any insurance obligations herein. Furthermore, receipt of such certificates or failure to object to same shall not be deemed to constitute a waiver of any of the insurance requirements required to be carried by Seller herein. Seller’s insurance shall be carried with insurance companies satisfactory to Buyer (A.M. Best A- VII or better or equivalent) and either Seller, its insurer, and/or its agent. All self-insured amounts, deductible amounts, premiums, franchise amounts or other charges due with respect to each Seller’s required insurance herein shall be the sole obligation of said Seller. Maintaining the prescribed insurance shall not relieve Seller of any other obligation under the Agreement. Failure of Seller to obtain and maintain the required insurance will constitute a breach of the Agreement.

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23.2	Additional Requirements.

(a) All commercial general liability and automobile liability insurance coverage shall be written on an occurrence-based form.

(b) An original certificate of insurance shall be delivered to the Buyer within five (5) Days of the Effective Date, prior to commencement of any work or prior to the payment of any amounts by the Buyer hereunder, whichever occurs first. The certificate of insurance shall evidence insurance coverage at least in the minimum limits, or as may be further increased in connection with the requirements of the Agreement. Seller, its insurer, and/or its agent shall provide Buyer thirty (30) Days advance written notice of non-renewal, cancellation, substantial amendment or alteration of such coverage and ten (10) Days prior written notice to the Buyer by certified mail in the event of nonpayment of the premium. Upon request, the Seller shall provide to Buyer copies of the insurance certificates for Buyer’s internal purpose(s).

(c) Seller acknowledges Seller’s obligation to obtain and maintain appropriate insurance coverages for the benefit of Seller (and Seller’s employees, if any). If Seller fails to comply with the obligations for insurance required herein, Buyer shall have the right, but not the obligation, to purchase such insurance at Seller’s sole cost and expense and shall invoice, withhold payment or back charge Seller for the cost incurred by Buyer to satisfy such obligations. Seller waives any rights to recovery from Buyer for any injuries that Seller (and/or the Seller’s employees) may sustain under the Agreement and that are a result of the negligence of Seller or Seller’s employees. Likewise, Buyer waives any rights to recovery from Seller for any injuries that Buyer (and/or Buyer’s employees) may sustain while performing Buyer’s obligations under the Agreement and that are a result of the negligence of Buyer or Buyer’s employees.

(d) Seller shall comply with the statutory insurance requirements for all jurisdictions in which it operates.

23.3	Buyer/Owner Insurance

(a) At no expense to Seller, from and after Financial Closing, Owner shall cause a Builder’s All-Risk insurance policy (“BAR Policy”) to be maintained in a coverage amount sufficient to cover the construction, commissioning, and testing of the Facility at the Site. Seller shall receive a waiver of subrogation to the extent of Buyer’s and Owner’s release and indemnity obligations contained in the Agreement.

(b) From and after Financial Closing or such other date as the Parties may mutually agree upon in writing (whether earlier or later), subject to prevailing terms in the insurance marketplace, Owner shall obtain air and ocean cargo coverage for all materials and equipment (including the Liquefaction Train System) shipped to the Site (other than locally procured materials) and insuring the interest of Buyer, Owner, the Lenders, Seller and Subcontractors

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written on a warehouse to final destination basis from customary standard ICC (A) clause “all risk” air and marine perils while in transit. Such policy shall be written on CIF +10% or equivalent basis or in such other amounts acceptable to Buyer, Owner, the Lenders, and shall be subject to a per conveyance limit equivalent to the maximum value of the shipment. Such maximum value shall be determined before the inception of the policy. Seller shall be responsible for any required load survey costs incurred in connection with any shipment of the Liquefaction Train System, including but not limited to complying with Loss Control Warranty Wordings. Seller shall provide Buyer with schedules and notices of air, marine and land shipments, identifying (a) the equipment, (b) the equipment and values to be contained in each shipment, and (c) other specific information reasonably required by insurance underwriters (including the vessel and/or vehicle identification, the itinerary and schedule along with scheduled shipping dates from Seller’s, Subcontractor’s or their supplier’s warehouse), and thereafter monthly updates to Buyer and Buyer’s designated marine cargo insurer of any changes to the foregoing information. Seller shall not permit any significant shipment to be made until such notice is timely given. Shipping delays incurred by Seller or any Subcontractor as the result of delays in securing cargo insurance due to Seller’s failure to supply such notice on a timely basis shall not be the basis for a change order and shall not result in Buyer having any liability to Seller or any Subcontractor for any costs and expenses incurred in connection with such delays. Seller shall ensure that all significant shipments of cargo by Seller or any Subcontractors comply with requirements related thereto of insurance providers.

24.	CHANGE ORDERS

24.1	Buyer Change Order

Buyer may, at any time, by written notice to Seller, request an addition to, or deletion from, or other changes in obligations of Seller under Appendix C (Scope of Supply & Project Schedule) and/or items and Deliverables that are to be provided by Seller hereunder, including alterations to the Liquefaction Train System schedule or scope. Seller shall review and reasonably consider such requested change and shall make a written response concerning such change to Buyer within ten (10) Days after receiving such request from Buyer to confirm if Seller will pursue cost and schedule analysis. Within twenty (20) Days of the requested change Seller, will provide a written response to include Seller’s estimated lump-sum fixed cost associated with such requested change together with the estimated number of hours, average hourly rates and material quantities required to carry out such change. If the Parties agree upon such change, the Parties shall set forth the agreed-upon change in a written change order signed by all Parties in the form of Appendix I (a “Change Order”). Each Change Order shall constitute a final accord, satisfaction and settlement of all matters covered therein.

24.2	Seller Change Order

To the extent that (a) Seller experiences a Force Majeure Event or (b) a suspension is requested by Buyer in accordance with Clause 29.3, or (c) other circumstances occur which specifically entitle Seller to request a Change Order under the Agreement, if Seller desires to request an equitable adjustment to the Project Schedule and/or Contract Price, Seller shall give Buyer notice within fifteen (15) Days after Seller knows of the occurrence of the

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event or circumstances giving rise to such request. Within fifteen (15) Days after the delivery of such notice, Seller shall provide Buyer with a written notice setting forth the reasons why Seller believes the Project Schedule or Contract Price should be adjusted and the requested adjustment to the Project Schedule or Contract Price, such written response to include Seller’s estimated lump-sum fixed cost associated with such requested change together with the estimated number of hours and material quantities required to carry out such change. If Buyer does not agree with such requested adjustment, then Buyer shall notify Seller and such disagreement shall be resolved pursuant to the procedures set forth in Clause 20. If Buyer accepts any such requested adjustment to the Project Schedule or Contract Price, a Change Order shall be executed by the Parties and the Project Schedule or Contract Price shall be adjusted in accordance with the terms of such Change Order.

24.3	No Interruption of Performance

Except insofar as a Change Order was to specifically modify one or more provisions or conditions of the Agreement, all other provisions and conditions of the Agreement shall remain unaffected. No Change Order shall be deemed issued, or agreed upon, due to a course of dealing or course of the performance of any obligations hereunder, including the performance of any obligations pursuant to any other Change Order, individually or collectively. Seller shall not commence to perform, or perform, any obligations constituting a change from the obligations hereunder, and Buyer shall have no liability to Seller for any such obligations performed, unless Seller and Buyer have executed a Change Order. Seller shall not suspend, in whole or in part, performance of the Agreement during any dispute over any Change Order or a request for a Change Order unless directed to do so by Buyer, provided that Seller shall not be obligated to proceed with a disputed requested change or a disputed item under a Change Order, until such dispute is resolved, unless (a) such disputed requested change(s) or disputed item(s) (i) have an aggregate value of less than [***] or (ii) is required to address health and safety or environmental issues or (b) Seller elects, at its discretion, to proceed with such disputed requested change or disputed item while the dispute is still pending, provided, further, that, in each such case, Seller shall proceed, without waiving any rights with respect to such disputed requested change or disputed item.

25.	PERFORMANCE GUARANTEES, PERFORMANCE TESTS AND PERFORMANCE LIQUIDATED DAMAGES

25.1	Performance Guarantees

Seller guarantees to Buyer that the following Performance Guarantees shall be satisfied in accordance with Appendix F (Performance Tests):

(a)

the LNG production capacity (measured in MTPA) for each individual Liquefaction Train, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be equal to or greater than the Liquefaction Train Production Capacity Performance Guarantee on or before the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train;

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(b)

the LNG production capacity (measured in lbs/hr) for the Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be equal to or greater than the Liquefaction Train System Production Capacity Performance Guarantee on or before the Guaranteed Liquefaction Train System Substantial Completion Date;

(c)

(i) the minimum performance guarantee with respect to power demand (measured in kWh/Tonne) for each individual Liquefaction Train, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be less than or equal to the Liquefaction Train Power Demand Minimum Performance Guarantee on or before the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train; and

(ii) the full performance guarantee with respect to power demand (measured in kWh/Tonne) for each individual Liquefaction Train, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be less than or equal to the Liquefaction Train Power Demand Performance Guarantee on or before the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train;

(d)

(i) the minimum performance guarantee with respect to power demand (measured in kWh/Tonne) for the Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be less than or equal to the Liquefaction Train System Power Demand Minimum Performance Guarantee on or before the Guaranteed Liquefaction Train System Substantial Completion Date; and

(ii) the full performance guarantee with respect to power demand (measured in kWh/Tonne) for the Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be less than or equal to the Liquefaction Train System Power Demand Performance Guarantee on or before the Guaranteed Liquefaction Train System Substantial Completion Date;

(e)

the full performance guarantee with respect to any loss in Mixed Refrigerant (measured in standard liters/minute) for the Liquefaction Train System, as measured and adjusted in accordance with Appendix F (Performance Tests), shall be less than or equal to the Refrigerant Losses Performance Guarantee prior to shipment from the manufacturing facility;

(f)

the quality of the LNG produced by the Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, as measured and adjusted in accordance with Appendix F (Performance Tests), shall satisfy the LNG Quality Performance Guarantee, on or before the Guaranteed Liquefaction Train System Substantial Completion Date; and

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(g)

The Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, will run at the required capacity to meet Facility demand over a [***] hour continuous test period with [***] equivalent availability factor that accounts for any capacity de-ratings during the test period (the “Reliability Guarantee”). Seller shall have a maximum of [***] test periods allotted to satisfy the Reliability Guarantee before a change of equipment or software is required. The Performance Test for the Reliability Guarantee will be run concurrently with tests in Clause 25.1(b).

25.2	Performance Tests

Seller shall conduct in accordance with Appendix F (Performance Tests) (a) the Liquefaction Train Performance Tests for an individual Liquefaction Train only after such Liquefaction Train has achieved Ready for Test and (b) the Liquefaction Train System Performance Tests only after the Liquefaction Train System has achieved Ready for Test. Seller shall conduct the Performance Tests for each of the Liquefaction Trains, individually, and the Liquefaction Train System, in its entirety, with all of the Liquefaction Trains operating simultaneously, under the conditions and in strict accordance with the requirements set forth in Appendix F (Performance Tests). If (A) the Liquefaction Train Performance Tests of an individual Liquefaction Train demonstrate that the Liquefaction Train Performance Guarantees for such Liquefaction Train System have been achieved or (B) the Liquefaction Train System Performance Tests demonstrate that the Liquefaction Train System Performance Guarantees have been achieved, then Seller shall provide Buyer with written notice of such occurrence and shall provide Buyer with a test report, together with supporting documentation, demonstrating the achievement of the applicable Performance Guarantees within ten (10) Days of the date of the completion of such Performance Tests and upon receipt of such documentation Buyer shall, within ten (10) Days, either (A) confirm in writing to Seller the successful completion of the Liquefaction Train Performance Tests or the Liquefaction Train System Performance Tests or (B) provide written notice to Seller of why Buyer disagrees that the Liquefaction Train Performance Guarantees or the Liquefaction Train System Performance Guarantees have been achieved. If any Performance Test indicates that an individual Liquefaction Train or the Liquefaction Train System fails to achieve any Performance Guarantee for reasons attributable to Seller, its Affiliates or Subcontractors, then Seller shall, at its own cost and expense, take appropriate corrective action and Seller shall thereafter reperform the Performance Test.

Seller’s obligation to meet the Liquefaction Train Performance Guarantees under this Clause 25 shall be satisfied when (i) all the Liquefaction Train Performance Tests have been completed, and (ii) either (1) such tests demonstrate that all Liquefaction Train Performance Guarantees are met or (2) such tests demonstrate that the Liquefaction Train Power Demand Minimum Performance Guarantee is met and Seller has paid all payable liquidated damages for the Liquefaction Train Performance Guarantees that are not met.

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Seller’s obligation to meet the Liquefaction Train System Performance Guarantees under this Clause 25 shall be satisfied when (i) all the Liquefaction Train System Performance Tests have been completed, and (ii) either (1) such tests demonstrate that all Liquefaction Train System Performance Guarantees are met or (2) such tests demonstrate that the Liquefaction Train Power Demand Minimum Performance Guarantee and the Refrigerant Losses Performance Guarantee are met and Seller has paid all payable liquidated damages for the Liquefaction Train System Performance Guarantees that are not met.

At all times during start-up, testing and commissioning of the Liquefaction Train System, Owner may, at no expense to Seller, arrange for the disposition of the Facility’s LNG. Owner shall have all right, title and interest to all LNG produced by the Facility and all of the proceeds from the sale thereof.

25.3	Performance Liquidated Damages and Performance Delay Liquidated Damages

(a) Performance Liquidated Damages

(i)

If Seller achieves the Liquefaction Train Power Demand Minimum Performance Guarantee but fails to achieve the Liquefaction Train Power Demand Performance Guarantee for a Liquefaction Train, then Seller shall pay to Buyer [***] Dollars [***] for each kWh/Tonne of LNG produced above the Liquefaction Train Power Demand Performance Guarantee (the “Liquefaction Train Power Demand Liquidated Damages”).

(ii)

If Seller achieves the Liquefaction Train System Power Demand Minimum Performance Guarantee but fails to achieve the Liquefaction Train System Power Demand Performance Guarantee, then Seller shall pay to Buyer [***] Dollars [***] for each kWh/Tonne of LNG produced above the Liquefaction Train System Power Demand Performance Guarantee (the “Liquefaction Train System Power Demand Liquidated Damages”).

(iii)

The total amount of Performance Liquidated Damages payable by Seller to Buyer shall not exceed the Performance Liquidated Damages Cap and the total amount of Liquidated Damages payable by Seller to Buyer shall not exceed the Liquidated Damages Cap. Once Seller has accrued (i) Performance Liquidated Damages in amount equal to the Performance Liquidated Damages Cap or (ii) Liquidated Damages in amount equal to the Liquidated Damages Cap, [***].

(iv)	The assessment of Liquefaction Train Power Demand Liquidated Damages will not apply concurrently with Liquefaction Train System Power Demand Liquidated Damages.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b) Performance Delay Liquidated Damages

(i)

If Seller fails to achieve the Liquefaction Train Production Capacity Performance Guarantee for a Liquefaction Train on or before the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train, then Seller shall pay to Buyer an amount equal to: (x) in respect of the first [***] Liquefaction Trains to be performance tested, (1) for each of the first [***] of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each Day of such delay for the next [***]; and (y) in respect of the subsequent [***] Liquefaction Trains to be performance tested, (1) for each of the first [***] of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] Dollars ([***]) per Day for each Day of such delay for the next [***] (the “Liquefaction Train Production Capacity Liquidated Damages”).

(ii)

If Seller fails to achieve either the Liquefaction Train System Production Capacity Performance Guarantee, or the LNG Quality Performance Guarantee on or before the Guaranteed Liquefaction Train System Substantial Completion Date, then Seller shall pay to Buyer an amount equal to (1) for each of the first [***] of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] Dollars ([***]) per Day for each Day of such delay for the next [***] (the “Liquefaction Train System Production Capacity Liquidated Damages” or the “LNG Quality Liquidated Damages”, as applicable).

(iii)

The aggregate amount of Performance Delay Liquidated Damages payable by Seller to Buyer for each Liquefaction Train shall not exceed the applicable Performance Delay Liquidated Damages Cap. The aggregate amount of Liquefaction Train System Production Capacity Liquidated Damages and LNG Quality Liquidated Damages payable shall not exceed, in the aggregate, the Liquefaction Train System Performance Delay Liquidated Damages Cap. Once Seller has accrued (i) Performance Delay Liquidated Damages in amount equal to the Performance Delay Liquidated Damages Cap or Aggregate Performance Delay Liquidated Damages Cap, as applicable, or (ii) Liquidated Damages in amount equal to the Liquidated Damages Cap, [***].

(c)

Buyer shall invoice Seller on a monthly basis for any amounts due for Performance Liquidated Damages and Performance Delay Liquidated Damages. Payment of any Performance Liquidated Damages and Performance Delay Liquidated Damages by Seller shall occur within ten (10) Business Days following the date Buyer submits to Seller an invoice therefore. Buyer and Seller agree that the amount of Performance Liquidated Damages and Performance Delay Liquidated Damages are

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reasonable in light of the anticipated harm caused by the breach of duty related thereto and the difficulties of proof of loss and inconvenience or non-feasibility of obtaining any adequate remedy with respect to the actual level of damages Buyer is likely to suffer in the event that Seller fails to achieve the (i) Liquefaction Train Power Demand Performance Guarantee, (ii) Liquefaction Train System Power Demand Performance Guarantee, or (iii)(A) the Liquefaction Train Performance Guarantees for a Liquefaction Train by the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train or (B) the Liquefaction Train System Performance Guarantees by the Guaranteed Liquefaction Train System Substantial Completion Date, and the Parties are estopped from contesting the validity or enforceability of such liquidated damages. Except as provided in Clause 28.1 and Clause 28.3, the payment of Performance Delay Liquidated Damages shall be Buyer’s sole and exclusive remedy and Seller’s sole and exclusive liability for Seller’s failure to achieve (w) the Liquefaction Train Performance Guarantees for a Liquefaction Train by the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train or (x) the Liquefaction Train System Performance Guarantees by the Guaranteed Liquefaction Train System Substantial Completion Date. Except as provided in Clause 28.1 and Clause 28.3, the payment of Performance Liquidated Damages shall be Buyer’s sole and exclusive remedy and Seller’s sole and exclusive liability for Seller’s failure to achieve (y) the Liquefaction Train Power Demand Performance Guarantee or (z) the Liquefaction Train System Power Demand Performance Guarantee. In the event the Performance Liquidated Damages or Performance Delay Liquidated Damages provisions are found for any reason to be void, invalid or otherwise inoperative so as to disentitle Buyer from claiming and recovering Performance Liquidated Damages or Performance Delay Liquidated Damages from Seller, Buyer shall, in addition to the remedies set forth below in Clause 25.4, be entitled to claim against Seller and recover for damages for Seller’s failure to achieve (1) the Liquefaction Train Performance Guarantees for a Liquefaction Train by the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train, (2) the Liquefaction Train System Performance Guarantees by the Guaranteed Liquefaction Train System Substantial Completion Date, (3) Liquefaction Train Power Demand Performance Guarantee or (4) Liquefaction Train System Power Demand Performance Guarantee; provided that such damages shall not exceed, in the case of Clauses (1) and (2), the Performance Delay Liquidated Damages Cap or Aggregate Performance Delay Liquidated Damages Cap, as applicable, and, in the case of Clauses (3) and (4), the Performance Liquidated Damages Cap.

25.4	Buyer Remedies

If Seller has accrued an aggregate amount of (i) Performance Liquidated Damages in an amount equal to the Performance Liquidated Damages Cap, (ii) Performance Delay Liquidated Damages in an amount equal to the Performance Delay Liquidated Damages Cap or Aggregate Performance Delay Liquidated Damages Cap, as applicable, or (iii) Liquidated Damages in an amount equal to the Liquidated Damages Cap, then Buyer may by notice to Seller, at Buyer’s sole discretion, either:

(a)	[***]

(b)	[***]

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25.5	Performance Guarantees [***]

Seller acknowledges and agrees that its Unconditional Performance Obligation is [***].

26.	ACCESS AFTER DELIVERY

For the sole purpose of (and to the extent necessary for) performing its obligations under the Agreement regarding the remedying of Defects or guaranteed performance, Seller may request Buyer (who shall not unreasonably withhold its consent) to have the right of access to all parts of the Liquefaction Train System(s). Such access shall only be granted during normal working hours and will be limited to the duly authorized representatives of Seller, provided that (a) Seller shall, and shall cause its authorized agents, employees and inspectors to, at all times comply with Buyer’s safety and security requirements when present at the Site and (b) Seller shall not, and shall cause its authorized agents, employees and inspectors not to, interfere with the operation of any Liquefaction Train System or the Facility. Seller understands and acknowledges that the Liquefaction Trains will commence commercial operations prior to the Substantial Completion of the Facility.

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27.	QUALITY ASSURANCE AND QUALITY CONTROL

The quality control exercised by Seller in its manufacture of the Liquefaction Train System shall be in accordance with the standards set forth in Appendix E (Quality Assurance and Quality Control).

28.	EVENTS OF DEFAULT; REMEDIES

28.1	Events of Default for Seller

Each of the following events constitutes an Event of Default of Seller under the Agreement:

(a)

Seller fails to make when due any payment (other than amounts disputed in good faith) due and owing under the Agreement and such failure is not cured within ten (10) Working Days after Buyer notifies Seller of such failure;

(b)

Seller is in material breach of its obligations under the Agreement (other than an obligation to make payment or an obligation that is otherwise specifically set forth in this Clause 28.1 as a separate Event of Default) and such material breach is not remedied within thirty (30) Days after Buyer notifies Seller of such material breach, which notice sets forth in reasonable detail the nature of such material breach, provided that if such material breach is not reasonably capable of being remedied within the thirty (30) Day remedy period specified above but is reasonably capable of being remedied, Seller shall have an additional sixty (60) Day remedy period to remedy such material breach, so long as Seller promptly commences and thereafter diligently pursues such remedy;

(c)	Seller fails to establish or maintain the credit support required under Clause 7.9, and such breach is not cured within ten (10) Working Days after written notice of such breach from Buyer;

(d)

Any representation or warranty made by Seller in Clause 32.2 is not true in all material respects as of the date made and such inaccuracy is not cured within thirty (30) Days after Buyer notifies Seller of such inaccuracy, which notice sets forth in reasonable detail the nature of the inaccuracy;

(e)	A Bankruptcy Event occurs with respect to Seller;

(f)	Seller assigns the Agreement, except as described in Clause 4.1;

(g)

If Seller has accrued an aggregate amount of Delivery Delay Liquidated Damages in an amount equal to the Delivery Delay Liquidated Damages Cap or Aggregate Delivery Delay Liquidated Damages Cap, as applicable, and has not delivered all of the Liquefaction Trains (in their entirety) to the Delivery Point; and

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(h)

If Seller has accrued an aggregate amount of (i) Performance Liquidated Damages in an amount equal to the Performance Liquidated Damages Cap, (ii) Performance Delay Liquidated Damages in an amount equal to the Performance Delay Liquidated Damages Cap or Aggregate Performance Delay Liquidated Damages Cap, as applicable, or (iii) Liquidated Damages in an amount equal to the Liquidated Damages Cap and Seller has failed to achieve (A) the Liquefaction Train Performance Guarantees for any Liquefaction Train by the Guaranteed Liquefaction Train Substantial Completion Date for such Liquefaction Train or (B) the Liquefaction Train System Performance Guarantees by the Guaranteed Liquefaction Train System Substantial Completion Date, (C) Liquefaction Train Power Demand Performance Guarantee or (D) Liquefaction Train System Power Demand Performance Guarantee.

If an Event of Default with respect to Seller has occurred, Buyer will have the right, but not the obligation, at any time when such Event of Default is continuing, to designate by notice to Seller a date for terminating the Agreement that will be no earlier than thirty (30) Days after the notice is deemed delivered. Upon the date designated as the termination date by Buyer as a result of an Event of Default of Seller, Buyer shall suspend any further payment to Seller under the Agreement.

28.2	Events of Default for Buyer

Each of the following events constitutes an Event of Default of Buyer under the Agreement:

(a)

Buyer fails to make when due any payment (other than amounts disputed in good faith) due and owing under the Agreement and such failure is not cured within ten (10) Working Days after Seller notifies Buyer of such failure;

(b)

Buyer is in material breach of its obligations under the Agreement (other than an obligation to make payment or an obligation that is otherwise specifically set forth in this Clause 28.2 as a separate Event of Default) and such material breach is not remedied within thirty (30) Days after Seller notifies Buyer of such material breach, or if such material breach cannot be reasonably remedied within such thirty (30) Day period, Buyer has not commenced to cure such material breach within thirty (30) Days of notice from Seller, which notice sets forth in reasonable detail the nature of such material breach, provided that if such material breach is not reasonably capable of being remedied within the thirty (30) Day remedy period specified above but is reasonably capable of being remedied, Buyer shall have an additional sixty (60) Day remedy period to remedy such material breach, so long as Buyer promptly commences and thereafter diligently pursues such remedy;

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(c)	Buyer fails to establish or maintain the credit support as required by Clause 7.8 and such breach is not cured within ten (10) Working Days after written notice of such breach from Seller;

(d)

Any representation or warranty made by Buyer in Clause 32.1 is not true in all material respects as of the date made and such inaccuracy is not cured within thirty (30) Days after Seller notifies Buyer of such inaccuracy, which notice sets forth in reasonable detail the nature of the inaccuracy;

(e)	A Bankruptcy Event occurs with respect to Buyer; and

(f)	Buyer assigns the Agreement, except as described in Clause 4.1.

If an Event of Default with respect to Buyer has occurred, Seller will have the right, but not the obligation, at any time when such Event of Default is continuing, to designate by notice to Buyer a date for terminating the Agreement that will be no earlier than thirty (30) Days after the notice is deemed delivered. Upon the date designated as the termination date by Seller as a result of an Event of Default of Buyer, Seller shall (i) terminate performance of its obligations under the Agreement; and (ii) invoice Buyer in connection with any obligations performed under the Agreement for which Seller has not received payment by Buyer.

28.3	Remedies

Upon any termination of the Agreement (including by Buyer under Clause 6.5(b) or Clause 29.1), Seller shall deliver to Buyer the portions of the Liquefaction Train System for which Seller has received payment and which have not been delivered to the Delivery Point. Except where exclusive and/or sole remedies are expressly provided herein, (a) remedies available to each Party under the Agreement are cumulative and (b) whether or not the Agreement is terminated in accordance with this Clause 28, each Party may assert any claims under the Agreement, at law or in equity against the other Party for damages incurred by such Party resulting from any breach of, or default under, the Agreement by the other Party; but the Parties agree that such remedies and claims for damages incurred by such Party resulting from any breach of, or default under, the Agreement by the other Party are always subject to the (i) limitations and exclusions of liability and (ii) dispute resolution provisions provided for in the Agreement; provided, further, that the Delivery Delay Liquidated Damages Cap, Aggregate Delivery Delay Liquidated Damages Cap, the Aggregate Performance Delay Liquidated Damages Cap, the Performance Delay Liquidated Damages Cap, the Liquefaction Train System Performance Delay Liquidated Damages Cap, the Performance Liquidated Damages Cap and the Liquidated Damages Cap shall not be construed to limit either Party’s liability hereunder upon a termination of the Agreement. Each Party agrees that it has a duty to mitigate Costs and covenants that it will use commercially reasonable efforts to minimize any Costs, including termination Costs that it may incur as a result of the other Party’s performance or non-performance hereof. Neither the termination nor expiration of the Agreement will relieve either Party of: (i) any undischarged liability of such Party in respect of the period prior to such termination or expiration (including for unpaid amounts owing under the Agreement in respect of the period prior to such termination or expiration, including payments due as a result of events occurring prior to such termination or expiration); or (ii) any liability for breach by such Party of the Agreement.

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29.	TERMINATION AND SUSPENSION

29.1	Termination by Buyer

Buyer may at any time terminate the Agreement for its convenience by giving Seller [***] written notice of termination, but subject to payment of the Termination Fees in accordance with Clause 29.2. The Agreement shall terminate with effect from the date indicated in such notice.

29.2	Termination Fee

In the event of a termination of the Agreement by Buyer under Clause 29.1, Buyer shall pay to Seller the applicable termination payment, as determined in accordance with Appendix B (Pricing; Payment Terms & Cancellation Schedule) (the “Termination Fee”), provided that under no circumstances shall the Termination Fee exceed the applicable maximum Termination Fee set forth in the table in Appendix B (Pricing; Payment Terms & Cancellation Schedule) (the “Maximum Termination Fee”). The Termination Fee, if any, shall be paid within thirty (30) Days from Seller’s invoice therefor. The Termination Fee, if any, shall be Seller’s sole and exclusive remedy and Buyer’s sole and exclusive liability for a termination of the Agreement by Buyer for Buyer’s convenience. BUYER AND SELLER AGREE THAT THE TERMINATION FEE REPRESENTS AN ACCURATE, REASONABLE AND CONSERVATIVE ESTIMATE OF THE ACTUAL LEVEL OF DAMAGES SELLER IS LIKELY TO SUFFER IN THE EVENT OF SUCH TERMINATION.

29.3	Order to Suspend Execution of the Agreement

(a)

Buyer may at any time, upon thirty (30) Days’ prior written notice, instruct Seller to suspend the performance of Seller’s obligations under the Agreement or any portion thereof for such time and in such manner as Buyer may reasonably consider necessary. Upon receiving any such notice of suspension, Seller shall: (i) properly protect and secure the Liquefaction Train System against any deterioration, loss or damage, as considered necessary or required by Buyer; (ii) place no further purchase orders or subcontracts for materials, services or facilities with respect to the suspended performance; (iii) promptly make every reasonable effort to obtain suspension, with terms satisfactory to Buyer of all subcontracts with all Subcontractors to the extent they related to the suspended performance; and (iv) take any other reasonable steps to minimize costs and expenses associated with such suspension.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b)

Any Costs reasonably incurred and properly documented by Seller (including, but not limited to, demobilization and/or remobilization, storage, preservation, inspection, related labor and any other costs due to such suspension) in giving effect to Buyer’s suspension instructions under this Clause 29.3, shall be borne and paid by Buyer, or, unless such suspension is (i) necessary by reason of a breach or Event of Default on the part of Seller or (ii) due to a Force Majeure Event.

(c)

If Buyer is in breach of its obligation to timely pay undisputed amounts owed to Seller under the Agreement, Seller may suspend immediately upon written notice to Buyer, without penalty and without further proof or establishment of cause, the performance of Seller’s obligations until such undisputed payment is made by Buyer. Seller shall be entitled to request a Change Order for an equitable adjustment of the Project Schedule to the extent that such Seller suspension adversely affects the delivery of any Liquefaction Train in accordance with the Project Schedule. Any Costs reasonably incurred and properly documented by Seller in accordance with such suspension (including storage, demobilization and re-mobilization costs) shall be payable by Buyer within thirty (30) Days of receipt of Seller’s invoices, provided Seller shall exercise commercially reasonable efforts to mitigate and minimize such Costs.

29.4	Resumption of Works

At any time after a suspension under Clause 29.3, Buyer may give written notice to Seller to proceed with the delivery of the Liquefaction Trains and/or with the execution of all or part of the Agreement suspended under this Clause 29. Seller will be entitled to a Change Order to equitably adjust the Contract Price and the Project Schedule prior to resuming performance.

29.5	Prolonged Suspension

If the performance of Seller’s obligations under the Agreement or any portion thereof is suspended pursuant to Clause 29.3 for more than [***] in the aggregate during the term of the Agreement, then Seller may serve notice in writing to Buyer requesting permission to proceed with the Agreement or the portion in regard to which progress is suspended. If such permission to proceed is not granted by Buyer within [***] of Buyer’s receipt of such notice, either Party may, by a further prior written notice to the other Party, elect to terminate the Agreement. Seller shall transfer or assign to Buyer, title in the part of the Liquefaction Train System for which payment has been received in full as of the date of any termination of the Agreement. This Clause 29.5 shall not apply if the suspension was (i) necessary by reason of some material default on the part of Seller or (ii) due to a Force Majeure Event.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

30.	GENERAL CLAUSES

30.1	No Third Party Beneficiary

The Parties expressly agree that Owner shall be a third party beneficiary of the Agreement entitled, in its own name, in the name of Buyer or in the name of any assignee of Buyer to enforce the Agreement against Seller (subject to such enforcement being subject to all the limitations, exclusions, remedies and defenses provided to Seller under the Agreement). Except as provided in the foregoing sentence with respect to Owner and in Clause 18.8, Clause 19.2 and Clause 19.3 with respect to the Buyer Parties and the Seller Parties, the provisions of the Agreement are for the benefit of the Parties hereto and not for any other third party. The Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

30.2	Severability

Should a determination be made by a court of competent jurisdiction that any provision of the Agreement is illegal, invalid or otherwise unenforceable, the same shall not affect the other terms or provisions of the Agreement, but such provisions shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the Parties shall be construed and enforced accordingly, preserving to the fullest extent possible the intent and agreements of the Parties set forth herein.

30.3	Counterparts

The Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be delivered electronically or by facsimile, and such copies shall be treated as originals for all purposes.

30.4	Attorney Review

The Parties acknowledge that each Party and its attorney have reviewed the Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of the Agreement.

30.5	Time is of the Essence

Time is of the essence in the performance of the Agreement.

30.6	No Waiver

The waiver by a Party of a breach of any provision of the Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has, or may have, hereunder operate as a waiver of any right, power or privilege by such Party. Any consent or permission granted under the Agreement shall be effective only in the specific instance and for the specific purpose given.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

30.7	Survival

Upon termination of the Agreement, the rights and obligations of the Parties hereunder shall terminate, except for: (i) provisions that are indicated herein as surviving and those provisions that by their nature are intended to survive; and (ii) rights and obligations accrued as of the date of termination and in connection therewith.

30.8	Relationship to Second Phase

The Parties acknowledge and agree that the Second LTS Purchase Order is an independent agreement between the Parties and, notwithstanding anything contained herein to the contrary, the Agreement shall not be construed to interpret or modify, or otherwise challenge the enforceability of or invalidate, the Second LTS Purchase Order.

31.	HAZARDOUS MATERIALS

31.1	Hazardous Materials

Seller shall, and shall cause all of its Subcontractors to, comply with all applicable Laws relating to Hazardous Materials. If Seller is performing any of its obligations hereunder at the Site, Seller shall not, nor shall it permit any Subcontractor to, bring, introduce, use or release any Hazardous Material on or at the Site. Seller shall be responsible for the management, storage, disposal, removal, treatment and/or remediation of any Hazardous Materials that Seller or any of its Subcontractors brings, introduces, uses or releases on or at the Site. In addition, Seller shall not, and shall cause its Subcontractors to not, take any action or fail to take any action, that may disrupt, release or exacerbate, or render more costly the removal or remediation of, any Hazardous Materials existing on the Site prior to the date Seller commences the performance of its obligations hereunder on the Site. Seller shall indemnify, defend, release and hold harmless the Buyer Parties from any costs, expenses or liability resulting from any Hazardous Materials that Seller or any of its Subcontractors brings, introduces, uses or releases on or at the Site, to the extent resulting from Seller’s or its Subcontractors’ fault, negligence (in any form) or willful misconduct. Buyer shall indemnify, defend, release and hold harmless the Seller Parties from any costs, expenses or liability resulting from any Hazardous Material use or releases on or at the Site, excluding any Hazardous Materials that Seller or any of its Subcontractors brings, introduces, uses or releases on or at the Site.

31.2	Notification

If Seller encounters a condition at the Site involving a Hazardous Material or if Seller or anyone for whom Seller is responsible creates a condition involving a Hazardous Material, Seller shall promptly: (a) secure or otherwise isolate such condition, (b) stop its performance of its obligation hereunder in connection with such condition and in any area affected thereby and not take any action that may disrupt, release or exacerbate any such condition, and (c) verbally notify Buyer (and promptly thereafter confirm such notice of such condition in writing). Seller shall cooperate with and assist Buyer in making the Site available for the taking of necessary remedial steps.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

32.	REPRESENTATIONS AND WARRANTIES

32.1	Buyer Representations and Warranties

Buyer hereby represents and warrants to Seller that as of the Effective Date: (a) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite limited liability company power and authority to own and operate its properties and assets and to carry on its business as now conducted; (b) Buyer is duly qualified and is authorized to transact business and is in good standing as a foreign organization in each jurisdiction in which the failure so to qualify would have a material adverse effect on its ability to perform its obligations under the Agreement; (c) all limited liability company action on its part and on the part of its officers, managers and/or members necessary for the authorization, execution and delivery of the Agreement and the performance by it of all of its obligations hereunder have been taken; (d) it has obtained all governmental approvals or third party approvals required for the performance by it of its obligations under the Agreement; (e) there is no action pending or, to its knowledge, currently threatened against it that seeks to prohibit the transactions contemplated by the Agreement or adversely affect its ability to perform under the Agreement; and (f) the Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms (subject to principles of equity, the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, and other similar laws), and the execution, delivery and performance of the Agreement by Buyer does not and will not, in any material respect, conflict with, violate or cause a breach of any applicable Law, material agreement, contract or instrument to which Buyer is a party or any judgment, order or decree to which Buyer is subject.

32.2	Seller Representations and Warranties

Seller hereby represents and warrants to Buyer that as of the Effective Date: (a) Seller is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite limited liability company power and authority to own and operate its properties and assets and to carry on its business as now conducted; (b) Seller is duly qualified and is authorized to transact business and is in good standing as a foreign organization in each jurisdiction in which the failure so to qualify would have a material adverse effect on its ability to perform its obligations under the Agreement; (c) all limited liability company action on its part and on the part of its officers, managers and/or members necessary for the authorization, execution and delivery of the Agreement and the performance by it of all of its obligations hereunder have been taken; (d) it has obtained all governmental approvals or third party approvals required for the performance by it of its obligations under the Agreement; (e) there is no action pending or, to its knowledge, currently threatened against it that seeks to prohibit the transactions

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

contemplated by the Agreement or adversely affect its ability to perform under the Agreement; (f) the Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms (subject to principles of equity, the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, and other similar laws), and the execution, delivery and performance of the Agreement by Seller does not and will not, in any material respect, conflict with, violate or cause a breach of any applicable Law, material agreement, contract or instrument to which Seller is a party or any judgment, order or decree to which Seller is subject.

33.	FORCE MAJEURE

33.1	Force Majeure Event

(a)

Each Party shall not be liable or be considered to be in breach or default of its obligations under the Agreement to the extent that performance of such obligations is delayed or prevented, by a Force Majeure Event. A “Force Majeure Event” means any cause or event, or any combination of any causes or events, that: (i) is unforeseeable; (ii) is beyond the reasonable control and without fault or negligence of the affected Party; (iii) could not have been prevented in whole or in part by the exercise of reasonable care and skill by the affected Party; and (iv) materially impairs or prevents the performance of obligations under the Agreement by the affected Party. Subject to the requirements of the preceding sentence, Force Majeure Events may include, but are not limited to, acts of God or the public enemy, acts (or omissions) of Governmental Authorities, fires, severe weather conditions, earthquakes, strikes or other labor disturbances, floods, war (declared or undeclared), armed conflict, acts or threats of terrorism, epidemics (including the pandemic known as COVID-19), civil unrest, riot, delays or interruptions of or by any Governmental Authority of the Country or of any other governments having jurisdiction, embargoes or quarantines. The Parties acknowledge that the Agreement reflects the impact of the COVID-19 epidemic as of the Effective Date. To the extent new adverse circumstances pertaining to the COVID-19 epidemic arise after the Effective Date, each Party shall continue to work in good faith to mitigate any resulting impact, and shall be entitled, if and to the extent applicable, to relief in accordance with this Clause 33.

(b)

For the avoidance of doubt, a Force Majeure Event does not include (except and to the extent that they result directly from a Force Majeure Event), among others: (i) technical failures, normal wear and tear in machinery, or breakdown in equipment; (ii) shortage of parts, materials or other similar circumstances for which Seller may be responsible pursuant to the Agreement; (iii) late or non-delivery of machinery, equipment, materials or spare parts; (iv) a delay or default in the performance of any Subcontractor or supplier, or any other contractor; (v) strike or labor disturbances limited in scope to those solely affecting Seller or any of its Major Subcontractors; and (vi) changes since the date hereof in applicable Laws or their interpretation.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

33.2	Force Majeure Relief

So long as the affected Party has at all times since the occurrence of the Force Majeure Event complied with the obligations of this Clause 33 and continues to so comply, then:

(a)

the affected Party shall not be liable for any failure or delay in performing its obligations which are affected by the Force Majeure Event under or pursuant to the Agreement during the existence of a Force Majeure Event;

(b)	each Party will bear its Cost caused by the circumstances of the Force Majeure Event; and

(c)

in case of a Force Majeure Event affecting Seller, Buyer shall be released from its payment obligations under the Agreement, other than in respect of any amounts that became due and owing under the Agreement prior to the occurrence of the Force Majeure Event that are unpaid, for the duration of the Force Majeure Event.

If Seller claims a Force Majeure Event, Seller shall be entitled to request a Change Order pursuant to Clause 24, in order to obtain an equitable suspension of performance or extension of time (including an extension of the Project Schedule to the extent compliance thereof is affected) with respect thereto.

33.3	Notice of Force Majeure

If either Party considers that a Force Majeure Event has occurred which may affect performance of its obligations, it shall notify the other Party as soon as possible but within a maximum of ten (10) Days from the Force Majeure Event occurrence date (or from the date it became aware of the occurrence) giving written particulars of the relevant event and its effect upon its performance under the Agreement and, where known, the expected duration of the failure to perform. If the Party declaring a Force Majeure Event does not notify the other Party within such ten (10) Day period, then any relief provided to the declaring Party under this Clause 33 shall only be available as of the date that such notice was provided to the other Party. As soon as the Force Majeure Event has ended, the Party claiming such Force Majeure Event shall give written notice to the other Party of the precise date of the end of the Force Majeure Event and the extent, with justification, to which it has actually been affected in the performance of its obligations.

33.4	Force Majeure Report

Upon the occurrence of any Force Majeure Event, Seller shall use its best efforts to continue to perform its obligations under the Agreement and to minimize the adverse effects of such Force Majeure Event. Seller shall notify Buyer of the steps it proposes to take including any reasonable alternative means to continue the performance of its obligations under the Agreement. Seller shall not take any such steps unless approved by Buyer. In the case of Seller declaring a Force Majeure Event, within twelve (12) Days after giving such notice Seller shall prepare and deliver to Buyer an appraisal report of the effects of the Force Majeure Event (the “Force Majeure Report”). The Force Majeure Report shall:

(a)	specify the Force Majeure Event;

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b)	describe the damage to and/or other effects on the Liquefaction Train System resulting from the Force Majeure Event; and,

(c)	provide a good faith estimate (in each case to the extent applicable in the circumstances) of:

(i)	the time it will take to restore such condition;

(ii)	the effect which the relevant Force Majeure Event is likely to have upon any other contract relating to the Agreement;

(iii)	whether or not, in Seller’s opinion, the completion or continued manufacturing of the Liquefaction Train System is technically viable with the reasons for such opinion; and

(iv)	include all relevant supporting documentation.

In addition to the Force Majeure Report, Buyer may request, and Seller shall promptly provide, such related information pertaining to the Force Majeure Report as may be reasonable.

33.5	Termination for Force Majeure

If circumstances or consequences of a Force Majeure Event have occurred and shall continue for an uninterrupted period of [***] after date of occurrence then, notwithstanding that Seller may by reason thereof have been granted an extension of the Delivery Date, the non-claiming Party shall be entitled to serve upon the Party affected by the Force Majeure Event an additional fifteen (15) Days’ notice to terminate the Agreement. If, at the expiry of such period, the Force Majeure Event is still in effect, the Agreement shall terminate. In the event of a termination of the Agreement due to a Force Majeure Event, the following provisions shall apply:

(a)

neither Party shall have any liability to the other in respect of termination of the Agreement due to a Force Majeure Event, but rights and liabilities which have accrued prior to termination shall survive;

(b)

upon such termination, Seller shall transfer or assign to Buyer, title in the part of the Liquefaction Train System for which payment has been received in full as of the date of the termination of the Agreement under this Clause 33.5; and

(c)	upon such termination, Buyer shall pay to Seller any unpaid amounts due Seller for Payment Milestones completed as of the date of termination.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

34.	LIMITED RECOURSE

(a)

Except to the extent as otherwise provided in any parent guarantee provided to Seller under the Agreement, in the event of non-performance by Buyer of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (i) any assets or properties of any of the shareholders, members or partners of the Buyer, (ii) any Affiliate of Buyer or (iii) any officers, directors or employees thereof, and no judgment relating to the obligations of Buyer under the Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by Seller against any shareholder, member, partner or Affiliate of Buyer or any other officer, employee or director past, present or future of Buyer or any of its shareholders, members, partners or Affiliates.

(b)

Except to the extent otherwise provided in any parent guarantee provided to Buyer under the Agreement, in the event of non-performance by Seller of its obligations hereunder, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (i) any assets or properties of any of the shareholders, members or partners of the Seller, (ii) any Affiliate of Seller or (iii) any officers, directors or employees thereof, and no judgment relating to the obligations of Seller under the Agreement or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by Seller against any shareholder, member, partner or Affiliate of the Seller or any other officer, employee or director past, present or future of the Seller or any of its shareholders, members, partners or Affiliates.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX B

PRICING; PAYMENT TERMS & CANCELLATION SCHEDULE

See attached.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] during the first [***] of the Payment Schedule following the issuance of FNTP and [***] during the [***] of the Payment Schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the transportation fixed fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of $[***]. In all other cases, Facility-specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Cameron Parish sales and use taxes that constitute Buyer Taxes. Any such Cameron Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of Pre-LNTP and/or LNTP shall be as indicated in the table below.

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]
[***]	3	[***]	[***]
[***]	4	[***]	[***]
[***]	5	[***]	[***]
[***]	6	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]
[***]	3	[***]	[***]
[***]	4	[***]	[***]
[***]	5	[***]	[***]
[***]	6	[***]	[***]
[***]	7	[***]	[***]
[***]	8	[***]	[***]
[***]	9	[***]	[***]
[***]	10	[***]	[***]
[***]	11	[***]	[***]
[***]	12	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	13	[***]	[***]
[***]	14	[***]	[***]
[***]	15	[***]	[***]
[***]	16	[***]	[***]
[***]	17	[***]	[***]
[***]	18	[***]	[***]
[***]	19	[***]	[***]
[***]	20	[***]	[***]
[***]	21	[***]	[***]
[***]	22	[***]	[***]
[***]	23	[***]	[***]
[***]	24	[***]	[***]
[***]	25	[***]	[***]
[***]	26	[***]	[***]
[***]	27	[***]	[***]
[***]	28	[***]	[***]
[***]	29	[***]	[***]
[***]	30	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Payment Milestone Note
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Payment Milestone Note
12	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Payment Milestone Note
13	[***]
14	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month.

A.	[***]

Month after Issuance of Pre-LNTP or LNTP	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B.	[***]

Month after Issuance of Pre-LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Month after Issuance of Pre-LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Month after Issuance of Pre-LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

III.	Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

where:

[***]

Months after issuance of Pre-LNTP, or LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Months after issuance of Pre-LNTP, or LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]

4.

If LNTP is issued and FNTP is subsequently issued prior to the termination of the Agreement, the Maximum Termination Fee shall be as follows; provided, however, that if (a) no LNTP is issued but the FNTP is issued or (b) FNTP is issued less than [***] after the issuance of LNTP, in either case, the Maximum Termination Fee set forth in the first [***] in the table below shall be increased by [***].

Months after issuance of Pre-LNTP, or LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Months after issuance of Pre-LNTP, or LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX C

SCOPE OF SUPPLY & PROJECT SCHEDULE

[Omitted]

C-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX D

GUARANTY AGREEMENT

[Omitted]

D-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX E

QUALITY ASSURANCE AND QUALITY CONTROL

[Omitted]

E-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX F

PERFORMANCE TESTS

[Omitted]

F-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX G

APPROVED SUBCONTRACTORS

[Omitted]

G-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX H

FORM OF SELLER PARENT COMPANY GUARANTEE

[Omitted]

H-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX I

FORM OF CHANGE ORDER

[Omitted]

I-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX J

FORM OF LIEN WAIVERS AND RELEASES

[Omitted]

J-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX K

PHYSICAL TRANSPORTATION COSTS

At least six (6) months prior to the delivery of the first Liquefaction Train under the Agreement, Seller shall provide to Buyer for Buyer’s review and approval, such approval not to be unreasonably withheld, conditioned or delayed, a plan for the delivery of the Liquefaction Trains in accordance with the delivery schedule, including the identity of the transportation vendors and the estimated Transportation Costs for the Agreement.

K-1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX L

LIQUIDATED DAMAGE AMOUNTS

I.	Delivery Delay Liquidated Damages (Clause 6.4(c)(i)(1)):

Day	Liquidated Damage Amount	Liquidated Damage Amount (in aggregate)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

II.	Delivery Delay Liquidated Damages (Clause 6.4(c)(ii)(1)):

Day	Liquidated Damage Amount	Liquidated Damage Amount (in aggregate)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

III.	Performance Delay Liquidated Damages (Clause 25.3(b)(i)(x)(1)):

Day	Liquidated Damage Amount	Liquidated Damage Amount (in aggregate)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

IV.	Performance Delay Liquidated Damages (Clause 25.3(b)(i)(y)(1)):

Day	Liquidated Damage Amount	Liquidated Damage Amount (in aggregate)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

I.	Performance Delay Liquidated Damages (Clause 25.3(b)(ii)(1)):

Day	Liquidated Damage Amount	Liquidated Damage Amount (in aggregate)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

APPENDIX M

CONTRACT PRICE ADJUSTMENTS

Part 1

The Contract Price shall be adjusted by the following adjustment index formula, provided that such adjustment shall (a) not be subject to any compounding and (b) be limited to a maximum reduction of [***], and maximum increase of [***], per annum:

[***]

where:

•	P1 = Calculated escalated Contract Price

•	PO = Original Contract Price

•	Index 1 = applicable index for the month of issuance of LNTP, or FNTP if LNTP is not issued,

•	Index 0 = applicable base index for the month of the Effective Date and:

[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

[***]

Part 2

The Contract Price shall be adjusted for foreign exchange as follows:

(i)

An amount in US Dollars equal to [***] of the Contract Price shall be converted from US Dollars into Euro at the exchange rate for US Dollars to Euro as of the Effective Date, which is stipulated to be [***] US Dollars to [***] Euro.

(ii)

The Euro amount determined pursuant to clause (i) shall be re-converted to US Dollars on the day of issuance of LNTP, or FNTP if LNTP is not issued, using the Euro reference exchange rate for the US Dollar published by the European Central Bank at link https://www.ecb.europa.eu/stats/policy and exchange rates/euro reference exchange rates/ html/index.en.html as determined by the Parties.

(iii)	An amount in US Dollars equal to [***] of the Contract Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (iii).

(iv)

If the amount determined pursuant to clause (iii) is positive, it shall be added to the Contract Price by Change Order. If the amount determined pursuant to clause (iii) is negative, it shall be deducted from the Contract Price by Change Order.

Part 3

The Contract Price shall be further adjusted by the following adjustment index formula, provided that such adjustment shall (a) not be subject to any compounding and (b) be limited to a maximum reduction of [***], and maximum increase of [***], per annum:

[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

where:

•	P1 = Calculated escalated Contract Price

•	PO = Original Contract Price for LTS Purchase Order

•	Index 1 = applicable index for the month of issuance of FNTP

•	Index 0 = applicable base index for the month that is [***] months after issuance of LNTP and:

[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

If the amount determined pursuant to this Part 3 is positive, it shall be added to the Contract Price by Change Order. If the amount determined pursuant to this Part 3 is negative, no amount shall be deducted from the Contract Price.

Part 4

The Contract Price shall be adjusted for foreign exchange as follows:

(i)	An amount in US Dollars equal to [***] of the Contract Price shall be converted from US Dollars into Euro at the exchange rate for US Dollars to Euro as of the LNTP issuance date.

(ii)

The Euro amount determined pursuant to clause (i) shall be re-converted to US Dollars on the day of issuance of FNTP, using the Euro reference exchange rate for the US Dollar published by the European Central Bank at link

https://www.ecb.europa.eu/stats/policy and exchange rates/euro reference exchange rates/ html/index.en.html as determined by the Parties.

(iii)	An amount in US Dollars equal to [***] of the Contract Price shall be subtracted from the re-converted US Dollar amount determined pursuant to clause (iii).

If the amount determined pursuant to clause (iii) is positive, it shall be added to the Contract Price by Change Order. If the amount determined pursuant to clause (iii) is negative, no amount shall be deducted from the Contract Price by Change Order.

M-4